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PROSPECTUS                                                         MAY 1, 1997
                    DREYFUS VARIABLE INVESTMENT FUND
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        DREYFUS VARIABLE INVESTMENT FUND (THE "FUND") IS AN OPEN-END,
MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND.


        THE FUND PERMITS INVESTORS TO INVEST IN THIRTEEN SEPARATE PORTFOLIOS (EACH, A "SERIES"), ALTHOUGH CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE FOR INVESTMENT THROUGH CERTAIN VA CONTRACTS OR VLI POLICIES OFFERED BY CERTAIN PARTICIPATING INSURANCE COMPANIES. A PURCHASER OF A VA CONTRACT OR VLI POLICY SHOULD REFER TO THE PROSPECTUS FOR HIS OR HER CONTRACT OR POLICY FOR INFORMATION AS TO WHICH PORTFOLIOS OF THE FUND ARE AVAILABLE FOR INVESTMENT THROUGH THE CONTRACT OR POLICY. A GENERAL DESCRIPTION OF EACH SERIES IS SET FORTH ON THE FOLLOWING PAGE.

        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT ADVISER. (CONTINUED ON NEXT PAGE)
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN A SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OTHER THAN MONEY MARKET FUNDS WILL FLUCTUATE FROM TIME TO TIME.
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
                                                          TABLE OF CONTENTS

                                                      PAGE                                                           PAGE
CONDENSED FINANCIAL INFORMATION........                 4       HOW TO REDEEM SHARES...................                31
PERFORMANCE INFORMATION................                10       DIVIDENDS, DISTRIBUTIONS AND TAXES.....                31
DESCRIPTION OF THE FUND................                11       GENERAL INFORMATION....................                32
MANAGEMENT OF THE FUND.................                26       APPENDIX...............................                34
HOW TO BUY SHARES......................                30

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
(CONTINUED FROM COVER PAGE)
        The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This Series invests in short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        The CAPITAL APPRECIATION PORTFOLIO'S primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Series invests primarily in the common stocks of domestic and foreign issuers.
        The GROWTH AND INCOME PORTFOLIO'S investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This Series invests primarily in equity securities, debt securities and money market instruments of domestic and foreign issuers.
        The MANAGED ASSETS PORTFOLIO'S investment objective is to maximize total return, consisting of capital appreciation and current income. This Series is managed as a "contrary value" portfolio and its investments include equity securities, debt securities and money market instruments of domestic and foreign issuers.
        The SMALL CAP PORTFOLIO'S investment objective is to maximize capital appreciation. This Series invests primarily in common stocks of domestic and foreign issuers. This Series will be particularly alert to companies that The Dreyfus Corporation considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.
        The SMALL COMPANY STOCK PORTFOLIO'S investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500trademark Index. This Series invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500trademark Index.
        The DISCIPLINED STOCK PORTFOLIO'S investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. This Series will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.
        The INTERNATIONAL VALUE PORTFOLIO'S investment objective is long-term capital growth. This Series invests primarily in a portfolio of publicly-traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation.
        The INTERNATIONAL EQUITY PORTFOLIO'S investment objective is to maximize capital growth. This Series invests primarily in the equity securities of foreign issuers located throughout the world.
        The QUALITY BOND PORTFOLIO'S investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and U.S. major banking institutions.
        The ZERO COUPON 2000 PORTFOLIO'S investment objective is to provide as high an investment return as is consistent with the preservation of capital. This Series invests primarily in debt obligations of the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, receipts and certificates for such stripped debt obligations, and stripped coupons and zero coupon securities issued by domestic corporations, which will mature on or about December 31, 2000.
                                 Page 2

(CONTINUED FROM PREVIOUS PAGE)
        The BALANCED PORTFOLIO'S investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. This Series invests primarily in common stocks and bonds in proportion consistent with their expected returns and risks as determined by The Dreyfus Corporation.
        The LIMITED TERM HIGH INCOME PORTFOLIO'S investment objective is to maximize total return, consisting of capital appreciation and current income.
 This Series seeks to achieve its objective by investing up to all of its assets in a portfolio of lower rated fixed-income securities, commonly known as "junk bonds," that, under normal market conditions, has an effective duration of three and one-half years or less and an effective average portfolio maturity of four years or less. INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE SERIES.
                                 Page 3

                     CONDENSED FINANCIAL INFORMATION
        The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request. No financial information is provided for the Balanced Portfolio and Limited Term High Income Portfolio which had not commenced operations as of the date of the financial information.
                          FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.

                                                                              MONEY MARKET PORTFOLIO
                                                    -------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
PER SHARE DATA:                                     1990(1)     1991       1992       1993       1994       1995       1996
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, beginning of period.            $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                    ------      ------     ------     ------     ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net................              .024        .058       .041       .032       .043       .055       .050
  DISTRIBUTIONS:
  Dividends from investment income-net.             (.024)      (.058)     (.041)     (.032)     (.043)     (.055)     (.050)
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, end of period.......            $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                    ======      ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN................           7.27%(2)       5.99%      4.14%      3.29%      4.37%      5.66%      5.10%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .03%(2)         --         --         --         --        .62%       .62%
  Ratio of net investment income to
  average net assets...................           7.18%(2)       5.78%      4.10%      3.23%      4.62%      5.51%      4.96%
  Decrease reflected in above
  expense ratios due to undertakings
  by The Dreyfus Corporation...........          30.51%(2)       3.94%      4.25%      2.81%       .88%       .03%        --
  Net assets, end of period (000's omitted)          $741      $1,619       $790    $ 7,651    $34,728    $45,249    $56,186
(1).From August 31, 1990 (commencement of operations) to December 31, 1990.
(2).Annualized.

                                 Page 4

                                                                               CAPITAL APPRECIATION PORTFOLIO
                                                                        ---------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------------
PER SHARE DATA:                                                           1993(1)     1994       1995       1996
                                                                          ------      ------     ------     ------
  Net asset value, beginning of period......................             $12.50      $13.27     $13.44     $17.71
                                                                          ------      ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net.....................................                .08         .23        .23        .23
  Net realized and unrealized gain
  on investments............................................                .76         .17       4.27       4.30
                                                                          ------      ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS..........................                .84         .40       4.50       4.53
                                                                          ------      ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net......................               (.07)       (.23)      (.23)      (.23)
  Dividends from net realized gain on investments...........                 _           _          _        (.03)
                                                                          ------      ------     ------     ------
  TOTAL DISTRIBUTIONS.......................................                (.07)    (.23)        (.23)      (.26)
                                                                          ------      ------     ------     ------
  Net asset value, end of period............................             $13.27      $13.44     $17.71     $21.98
                                                                         ======       ======     ======     ======
TOTAL INVESTMENT RETURN.....................................            6.74%(2)       3.04%     33.52%     25.56%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...................             .28%(2)        .25%       .85%       .84%
  Ratio of net investment income to
  average net assets........................................            1.89%(2)       2.99%      2.08%      1.46%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation...................            3.67%(2)        .86%       .02%        _
  Portfolio Turnover Rate...................................             .01%(2)       .12%       2.81%      2.47%
  Average commission rate paid(3)...........................                 _           _          _      $.0705
  Net assets, end of period (000's omitted).................             $3,770     $16,118    $46,930   $103,745
(1).From April 5, 1993 (commencement of operations) to December 31, 1993.
(2).Not annualized.
(3).For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                                                                      GROWTH AND INCOME PORTFOLIO
                                                                                     ----------------------------------
                                                                                              DECEMBER 31,
                                                                                     ----------------------------------
PER SHARE DATA:                                                                      1994(1)     1995       1996
                                                                                      ------     ------     ------
  Net asset value, beginning of period...............................                $12.50     $11.98     $18.33
                                                                                      ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net..............................................                   .28        .28        .36
  Net realized and unrealized gain (loss)
  on investments.....................................................                  (.43)      7.07       3.43
                                                                                      ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS...................................                  (.15)      7.35       3.79
                                                                                      ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net...............................                  (.28)      (.27)      (.35)
  Dividends from net realized gain on investments....................                  (.09)      (.73)     (2.22)
                                                                                      ------     ------     ------
  TOTAL DISTRIBUTIONS................................................                  (.37)     (1.00)     (2.57)
                                                                                      ------     ------     ------
  Net asset value, end of period.....................................                $11.98     $18.33     $19.55
                                                                                      ======     ======     ======
TOTAL INVESTMENT RETURN..............................................             (1.22%)(2)     61.89%     20.75%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets............................                .22%(2)       .92%       .83%
  Ratio of net investment income to
  average net assets.................................................               2.25%(2)      2.21%      1.96%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation............................               1.28%(2)       .03%        _
  Portfolio Turnover Rate............................................             237.09%(2)    255.42%    237.44%
  Average commission rate paid(3)....................................                    _          _      $.1904
  Net assets, end of period (000's omitted)..........................                $1,040    $71,161   $225,935
(1).From May 2, 1994 (commencement of operations) to December 31, 1994.
(2) Not annualized.
(3).For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                 Page 5

                                                                                MANAGED ASSETS PORTFOLIO
                                                     ---------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------------
PER SHARE DATA:                                     1990(1)     1991       1992       1993       1994       1995       1996
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, beginning of period.            $10.00      $10.11     $10.76     $10.14     $12.92     $12.37     $11.70
                                                    ------      ------     ------     ------     ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net................               .08         .41        .22        .20        .35        .51        .63
  Net realized and unrealized gain
  (loss) on investments................               .11         .66       (.11)      2.71       (.56)      (.54)     (1.05)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS.....               .19        1.07        .11       2.91       (.21)      (.03)      (.42)
                                                    ------      ------     ------     ------     ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net.              (.08)       (.42)      (.31)      (.13)      (.32)      (.64)      (.56)
  Dividends in excess of investment income-net         --          --         --         --       (.02)        --       (.06)
  Dividends from net realized gain on investments      --          --       (.42)        --         --         --         --
  Paid-in capital......................                --          --         --         --         --         --       (.06)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS..................              (.08)       (.42)      (.73)      (.13)      (.34)      (.64)      (.68)
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, end of period.......            $10.11      $10.76     $10.14     $12.92     $12.37     $11.70     $10.60
                                                    ======      ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN................           1.85%(2)      10.60%      1.07%     28.59%     (1.56%)     (.26%)    (3.62%)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .34%(2)       1.00%       .97%       .27%       .25%       .94%       .93%
  Ratio of net investment income to
   average net assets                             2.11%(2)       4.46%      1.88%      1.87%      3.54%      3.56%      4.12%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation
  and Comstock Partners, Inc.  ........           8.82%(2)       2.83%      1.70%      2.25%       .88%        --         --
  Portfolio Turnover Rate..............                --       91.97%    118.78%     99.08%     25.96%     53.88%    124.19%
  Average commission rate paid(3)......                --          --         --         --         --         --     $.0250
  Net assets, end of period (000's omitted)         $ 716      $2,179     $1,865     $7,957    $30,510    $25,272    $21,101
(1).From August 31, 1990 (commencement of operations) to December 31, 1990.
(2).Not annualized.
(3).For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
                                                                                SMALL CAP PORTFOLIO
                                                    ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------------
PER SHARE DATA:                                    1990(1)      1991       1992       1993       1994       1995       1996
                                                    ------      ------     ------     ------     ------     ------     ------
Net asset value, beginning of period.              $10.00      $10.21     $20.60     $22.71     $34.45     $36.52     $46.13
                                                    ------      ------     ------     ------     ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net................             .21(2)      .14(2)     .18(2)       .14        .17        .16        .10
  Net realized and unrealized gain on investments      --     15.85(2)   13.10(2)     14.93       2.50      10.54       7.53
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS.....             .21(2)    15.99(2)   13.28(2)     15.07       2.67      10.70       7.63
                                                    ------      ------     ------     ------     ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net.                --        (.15)      (.15)      (.14)      (.16)      (.18)      (.10)
  Dividends in excess of investment income-net         --          --         --       (.01)        --         --         --
  Dividends from net realized gain on investments      --       (5.45)    (11.02)     (3.18)      (.33)      (.91)      (1.51)
  Dividends in excess of net realized gain
  on investments.......................                --          --         --         --       (.11)        --       (.07)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS..................                --       (5.60)    (11.17)     (3.33)      (.60)     (1.09)     (1.68)
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, end of period.......            $10.21     $ 20.60     $22.71     $34.45     $36.52     $46.13     $52.08
                                                    ======      ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN................           2.10%(3)     159.73%     71.28%     68.31%      7.75%     29.38%     16.60%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .34%(3)       1.16%       .94%       .25%       .55%       .83%       .79%
  Ratio of net investment income to
    average net assets                            2.10%(3)        .77%       .76%       .89%      1.18%       .54%       .24%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation     84.84%(3)       3.64%      2.29%      1.79%       .52%        --         --
  Portfolio Turnover Rate..............                --      388.70%    358.27%    244.59%    106.00%     99.02%     89.10%
  Average commission rate paid(4)......                --          --         --         --         --         --     $.0571
  Net assets, end of period (000's omitted)           $36      $1,554     $2,679    $18,337   $173,215   $543,281   $960,365
(1) From August 31, 1990 (commencement of operations) to December 31, 1990.
(2).Based on average shares outstanding.
(3).Not annualized.
(4).For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                 Page 6

                                                                                   SMALL COMPANY STOCK PORTFOLIO
                                                                          --------------------------------------------------
                                                                           FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS)
                                                                                        TO DECEMBER 31, 1996
                                                                          --------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period.................                                    $12.50
                                                                                           -------
  INVESTMENT OPERATIONS:
  Investment income-net................................                                       .05
  Net realized and unrealized gain
  on investments.......................................                                      1.03
                                                                                           -------
  TOTAL FROM INVESTMENT OPERATIONS.....................                                       1.08
                                                                                           -------
  DISTRIBUTIONS:
  Dividends from investment income-net.................                                      (.05)
  Dividends from net realized gain investments.........                                      (.01)
                                                                                           -------
  TOTAL DISTRIBUTIONS..................................                                       .06
                                                                                           -------
  Net asset value, end of period.......................                                    $13.52
                                                                                           -------
                                                                                           -------
TOTAL INVESTMENT RETURN................................                                     8.73%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............                                      .75%(1)
  Ratio of net investment income to
  average net assets...................................                                      .39%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation...............                                      .19%(1)
  Portfolio Turnover Rate..............................                                    35.68%(1)
  Average commission rate paid(3)......................                                         $.0412
  Net assets, end of period (000's omitted)............                                         $8,148
(1).Not annualized.
(2).Calculated based on net asset value on the close of business on May 1, 1996
(commencement of initial offering) to December 31, 1996.
(3).The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
                                                                                 DISCIPLINED STOCK PORTFOLIO
                                                                          --------------------------------------------------
                                                                       FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS)
                                                                                     TO DECEMBER 31, 1996
                                                                          --------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period.................                                    $12.50
                                                                                           -------
  INVESTMENT OPERATIONS:
  Investment income-net................................                                      .07
  Net realized and unrealized gain
  on investments.......................................                                      2.29
                                                                                           -------
  TOTAL FROM INVESTMENT OPERATIONS.....................                                      2.36
                                                                                           -------
  DISTRIBUTIONS:
  Dividends from investment income-net.................                                      (.07)
                                                                                           -------
  Net asset value, end of period.......................                                    $14.79
                                                                                           -------
                                                                                           -------
TOTAL INVESTMENT RETURN................................                                18.86%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............                                    .80%(1)
  Ratio of net investment income to
  average net assets...................................                                    .72%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation...............                                    .16%(1)
  Portfolio Turnover Rate..............................                                  30.62%(1)
  Average commission rate paid(3)......................                                    $.0450
  Net assets, end of period (000's omitted)............                                   $17,722
(1) Not annualized.
(2).Calculated based on net asset value on the close of business on May 1, 1996
(commencement of initial offering) to December 31, 1996.
(3).The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
                                 Page 7

                                                                                   INTERNATIONAL VALUE PORTFOLIO
                                                                          --------------------------------------------------
                                                                           FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS)
                                                                                        TO DECEMBER 31, 1996
                                                                          --------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period.................                                        $12.50
                                                                                               -------
  INVESTMENT OPERATIONS:
  Investment income-net................................                                          .08
  Net realized and unrealized gain
  on investments.......................................                                          .34
                                                                                               -------
  TOTAL FROM INVESTMENT OPERATIONS.....................                                          .42
                                                                                               -------
  DISTRIBUTIONS:
  Dividends from investment income-net.................                                          (.08)
  Dividends from net realized gain on investments......                                          (.04)
                                                                                               -------
  TOTAL DISTRIBUTIONS..................................                                          (.12)
                                                                                               -------
  Net asset value, end of period.......................                                        $12.80
                                                                                               -------
                                                                                               -------
TOTAL INVESTMENT RETURN................................                                     3.41%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............                                       1.01%(1)
  Ratio of net investment income to
  average net assets...................................                                        .76%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation...............                                        .34%(1)
  Portfolio Turnover Rate..............................                                      24.48%(1)
  Average commission rate paid(3)......................                                        $.0351
  Net assets, end of period (000's omitted)............                                        $8,027
(1) Not annualized.
(2).Calculated based on net asset value on the close of business on May 1, 1996
(commencement of initial offering) to December 31, 1996.
(3).The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                                                                      INTERNATIONAL EQUITY PORTFOLIO
                                                                                    ----------------------------------
                                                                                               DECEMBER 31,
                                                                                    ----------------------------------
                                                                                      1994(1)    1995       1996
                                                                                      ------     ------     ------
PER SHARE DATA:
  Net asset value, beginning of period...............................                $12.50     $12.02     $12.82
                                                                                      ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net..............................................                   .15        .15        .10
  Net realized and unrealized gain (loss)
  on investments.....................................................                  (.40)       .74       1.16
                                                                                      ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS...................................                  (.25)       .89       1.26
                                                                                      ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net...............................                  (.14)      (.08)      (.09)
  Dividends in excess of investment income-net.......................                 (.09)       (.01)        _
  Dividends from net realized gain on investments....................                    _          _        (.39)
  Dividends in excess of net realized gain on investments............                    _          _        (.06)
                                                                                      ------     ------     ------
  TOTAL DISTRIBUTIONS................................................                  (.23)      (.09)      (.54)
                                                                                      ------     ------     ------
  CAPITAL CONTRIBUTION FROM AN AFFILIATE OF THE DREYFUS CORPORATION..                    _          _         .22
                                                                                      ------     ------     ------
  Net asset value, end of period.....................................                $12.02     $12.82     $13.76
                                                                                      ======     ======     ======
TOTAL INVESTMENT RETURN..............................................             (2.00%)(2)      7.39%  11.61%(3)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets............................                .23%(2)      1.59%      1.28%
  Ratio of net investment income to
  average net assets.................................................               1.11%(2)      1.13%       .92%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation............................               1.70%(2)       .45%        _
  Portfolio Turnover Rate............................................              16.75%(2)     70.22%    181.13%
  Average commission rate paid (4)...................................                    _          _      $.0255
  Net assets, end of period (000's omitted)..........................                $1,089     $7,672    $24,355
(1) From May 2, 1994 (commencement of operations) to December 31, 1994.
(2) Not annualized.
(3) Had the Series not had a capital contribution by an affiliate of The Dreyfus Corporation during the period, the total investment return would have been 9.89%.
(4) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                 Page 8

                                                                                  QUALITY BOND PORTFOLIO
                                                     ---------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
PER SHARE DATA:                                     1990(1)     1991       1992       1993       1994       1995       1996
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, beginning of period.            $10.00      $10.01     $10.67     $10.94      $1.81     $10.53     $11.81
                                                    ------      ------     ------     ------     ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net................               .23         .70        .92        .76        .73        .68        .66
  Net realized and unrealized gain
    (loss) on investments                             .01         .66        .30        .88      (1.27)      1.42       (.31)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS.....               .24        1.36       1.22       1.64       (.54)      2.10        .35
                                                    ------      ------     ------     ------     ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net.              (.23)       (.70)      (.92)      (.76)      (.73)      (.69)      (.66)
  Dividends from net realized
  gain on investments..................                --          --       (.03)      (.01)      (.01)      (.13)        --
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS..................              (.23)       (.70)      (.95)      (.77)      (.74)      (.82)      (.66)
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, end of period.......            $10.01      $10.67     $10.94     $11.81     $10.53     $11.81     $11.50
                                                    ======      ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN................           7.12%(2)      14.12%     12.09%     15.33%     (4.59%)    20.42%      3.13%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .15%(2)         --         --         --         --        .81%       .79%
  Ratio of net investment income
  to average net assets................          7.20%(2)        7.52%      8.54%      6.51%      7.03%      6.13%      5.86%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation    137.05%(2)      13.13%      5.33%      3.51%      1.20%       .04%        --
  Portfolio Turnover Rate..............                --          --       9.39%    110.62%     64.80%    263.53%    258.36%
  Net assets, end of period (000's omitted)           $59        $410       $405     $4,706    $13,244    $37,447    $60,936
(1)  From August 31, 1990 (commencement of operations) to December 31, 1990.
(2)  Annualized.

                                                                              ZERO COUPON 2000 PORTFOLIO
                                                     ---------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
PER SHARE DATA:                                     1990(1)     1991       1992       1993       1994       1995       1996
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, beginning of period.            $10.00      $10.45     $11.64     $11.77     $12.57     $11.39     $12.70
                                                    ------      ------     ------     ------     ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net................               .22         .76        .83        .79        .69        .69        .68
  Net realized and unrealized gain
    (loss) on investments                             .45        1.25        .15        .96      (1.18)      1.31       (.36)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS.....               .67        2.01        .98       1.75       (.49)      2.00        .32
                                                    ------      ------     ------     ------     ------     ------     ------
  DISTRIBUTIONS:
  Dividends from investment income-net.              (.22)       (.76)      (.84)      (.78)      (.68)      (.69)      (.68)
  Dividends from net realized
  gain on investments..................                --        (.06)      (.01)      (.17)      (.01)        --       (.05)
                                                    ------      ------     ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS..................              (.22)       (.82)      (.85)      (.95)      (.69)      (.69)      (.73)
                                                    ------      ------     ------     ------     ------     ------     ------
  Net asset value, end of period.......            $10.45      $11.64     $11.77     $12.57     $11.39     $12.70     $12.29
                                                    ======      ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN................          20.09%(2)      20.09%      8.87%     15.19%     (3.91%)    17.95%      2.59%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .70%(2)        .72%       .64%        --         --        .68%       .66%
  Ratio of net investment income to
  average net assets...................           8.03%(2)       7.41%      7.15%      6.21%      6.04%      5.73%      5.54%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation     81.13%(2)       5.04%      2.28%      2.43%      1.05%       .03%        --
  Portfolio Turnover Rate..............                --       42.82%      3.08%    106.35%        --      49.43%     98.28%
  Net assets, end of period (000's omitted)          $155      $1,296     $1,362     $5,696    $10,913    $22,291..  $31,796
(1) From August 31, 1990 (commencement of operations) to December 31, 1990.
(2) Annualized.


        Further information about the performance of each Series (other than the Balanced and Limited Term High Income Portfolios which had not commenced operations as of December 31, 1996) is contained in such Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                                 Page 9

                        PERFORMANCE INFORMATION
        MONEY MARKET PORTFOLIO -- From time to time, the Series will advertise its yield and effective yield. It can be expected that these yields will fluctuate substantially. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Series refers to the income generated by an investment in the Series over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Series is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

        BALANCED, CAPITAL APPRECIATION, DISCIPLINED STOCK, GROWTH AND INCOME, INTERNATIONAL EQUITY, INTERNATIONAL VALUE, MANAGED ASSETS, SMALL CAP AND SMALL COMPANY STOCK PORTFOLIOS -- The Series may calculate performance on an average annual total return or total return basis. Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        LIMITED TERM HIGH INCOME, QUALITY BOND AND ZERO COUPON 2000 PORTFOLIOS -- For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.
        Average annual total return and total return for these Series will be calculated as described above.
        In addition, the Zero Coupon 2000 Portfolio will calculate on each business day its anticipated growth rate, which is the annualized rate of growth investors may expect from the time they purchase a share until the Series' target date. The anticipated growth rate cannot be guaranteed, as it involves certain assumptions about variable factors such as reinvestment of dividends and distributions, the Series' expense ratio and its portfolio composition. The rate will vary from day-to-day due to changes in interest rates and other market factors affecting the value of such Series' investments. Furthermore, differences in the price changes of securities with different maturities can affect investment return, as can the skill of the investment adviser in managing the Series. Under certain circumstances, shareholder redemptions also could affect the anticipated growth rate. See "Description of the Fund -- Investment Considerations and Risks _ Special Considerations Relating to Stripped Securities."
                                 Page 10

        APPLICABLE TO ALL SERIES -- Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of any Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The effective yield and total return for a Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising a Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., IBC's Money Fund Reporttrademark, Money Magazine, Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Russell 2500trademark Index, Morgan Stanley Capital International World Index, the Dow Jones Industrial Average, Moody's Bond Survey Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                          DESCRIPTION OF THE FUND
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of a Series' assets which could adversely affect such Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES
        Each Series has a different investment objective which it pursues through separate investment policies, as described herein. The differences in objectives and policies among the Series determine the types of portfolio securities in which each Series invests, and can be expected to affect the degree of risk to which each Series is subject and each Series' yield or return. Each Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Series' outstanding voting shares. There can be no assurance that a Series' investment objective will be achieved. The types of portfolio securities in which each Series may invest are described in greater detail below and under "Appendix_Certain Portfolio Securities."
                                 Page 11

        MONEY MARKET PORTFOLIO -- The Money Market Portfolio is a diversified portfolio, the investment objective of which is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Series invests in U.S. dollar denominated short-term money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches or foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate and bank obligations, including those with floating and variable rates of interest, issued by domestic and foreign corporations. The Series will invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. The
Series currently does not intend to invest more than 20% of its assets in foreign securities. Securities in which the Series will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. In addition, the Series may engage in lending portfolio securities and may enter into reverse repurchase agreements. See "Appendix_Investment Techniques." During normal market conditions, at least 25% of the Series' assets will be invested in bank obligations. See "Investment Considerations and Risks."
        The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Series uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below. In accordance with Rule 2a-7, the Series is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type the Money Market Portfolio may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co. ("Duff"), Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional
 Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.
        CAPITAL APPRECIATION PORTFOLIO -- The Capital Appreciation Portfolio is a diversified portfolio, the primary investment objective of which is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. During periods which Fayez Sarofim & Co. ("Sarofim"), the Series' sub-investment adviser, determines to be of market strength, the Series acts aggressively to increase shareholders' capital by investing principally in common stocks of domestic and foreign issuers, common stocks with warrants attached and debt securities of foreign governments. The Series will seek investment opportunities generally in large capitalization companies (those with market capitalizations exceeding $500 million) which Sarofim believes have the potential to experience above average and predictable earnings growth. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The Series will be alert to those foreign and domestic issuers, which it considers undervalued by the stock market in terms of current earn-
                                 Page 12

ings, assets or growth prospects. These companies will include those that management believes have new or innovative products, services or processes which can enhance prospects for growth in future earnings. Other than in periods of anticipated market weakness, the Series will invest at least 80% of its net assets in common stocks. In periods of market weakness, the Series may adopt a temporary defensive posture to preserve shareholders' capital by investing the Series' assets in money market instruments of the type in which the Money Market Portfolio invests ("Money Market Instruments"). When market conditions warrant, all of the Series' assets may be so invested.
        The Series may invest up to 10% of the value of its assets in securities of foreign governments and foreign companies which are not publicly-traded in the United States. By investing in foreign securities, the Series seeks to further its objective of capital growth. See "Investment Considerations and Risks_Foreign Securities" below.
        In addition, the Series may engage in various investment techniques, such as lending portfolio securities and foreign currency transactions. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        GROWTH AND INCOME PORTFOLIO -- The Growth and Income Portfolio is a non-diversified portfolio, the investment objective of which is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Series invests in equity securities, debt securities and Money Market Instruments of domestic and foreign issuers. The proportion of the Series' assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities.
        The equity securities in which the Series may invest consist of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of Depositary Receipts, as well as warrants to purchase such securities. The Series will be particularly alert to companies which offer opportunities for capital appreciation and growth of earnings, while paying current dividends.
        The debt securities in which the Series may invest include bonds, debentures, notes, mortgage-related securities and municipal obligations. Debt securities (other than convertible debt securities) purchased by the Series must be rated at least Baa by Moody's or at least BBB by S&P, Fitch or Duff or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Baa by Moody's or BBB by S&P, Fitch or Duff are considered investment grade obligations which lack outstanding investment characteristics and have speculative characteristics as well. The Series may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's or CCC by S&P, Fitch or Duff, or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Caa by Moody's and CCC by S&P, Fitch and Duff are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are considered to be of poor standing. See "Investment Considerations and Risks_Lower Rated Securities" below.
        While the Series does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, it does not expect under normal market conditions to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest its entire portfolio in Money Market Instruments. The Series also may invest in Money Market Instruments in anticipation of investing cash positions.
        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, leveraging, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and
                                 Page 13

Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        MANAGED ASSETS PORTFOLIO -- The Managed Assets Portfolio is a diversified portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income. The Series is managed as a "contrary value" portfolio and its investments will include (i) securities which are out-of-favor and whose price to earnings ratios are lower than the rest of the market or industry, (ii) securities which are temporarily depressed but for which a turnaround is expected and (iii) special situations, such as corporate restructurings, gold stocks and high yield bonds. In connection therewith, the Series follows an asset allocation strategy by investing in equity securities, debt securities and Money Market Instruments of domestic and foreign issuers. The Series will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Series' permitted investment categories at all times. The asset allocation mix selected will be a primary determinant of the Series' investment performance.
        The equity securities in which the Series may invest include common stocks, preferred stocks, convertible securities and warrants. The debt securities in which the Series may invest include bonds, debentures and notes. The Series may invest up to 60% of the value of its total assets in the securities of foreign issuers, including those issued in the form of Depositary Receipts. The Series may invest up to 20% of the value of its total net assets in securities of issuers principally located in any one foreign country, except that the Series may invest up to 35% of the value of its total net assets in securities of issuers located in any one of the following foreign countries: Australia, Canada, France, Japan, the United Kingdom or Germany. The Series may invest in the securities of companies whose principal activities are in, or governments of, emerging markets. See "Investment Considerations and Risks_Foreign Securities" below.
        The Series generally seeks to invest in equity securities determined to offer above average potential for total return. In making this determination, factors including price-earnings ratios, cash flow and the relationship of asset value to market value of the securities will be taken into account. The Series will be alert to companies engaged in restructuring efforts, such as mergers, acquisitions and divestitures of less profitable units.
        The Series generally seeks to invest in debt securities where the yield and potential for capital appreciation of the security are considered sufficiently attractive in light of the risks of ownership of the security.
In determining whether the Series should invest in particular debt securities, the factors considered may include: the price, coupon and yield to maturity; assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions.
Ratings, if any, assigned to the securities by Moody's or S&P or other recognized rating agencies also will be considered. The judgment of The Dreyfus Corporation as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.
The Series is not subject to any limit on the percentage of its assets that may be invested in securities having a certain rating. Low-rated and unrated securities have special risks relating to the ability of the Series to receive timely, or perhaps ultimate, payment of principal and interest. Such securities are considered to have speculative characteristics and to be of poor quality; some obligations in which the Series may invest may be in default. See "Investment Considerations and Risks_Lower Rated Securities" below. The Series also may invest in Stripped Treasury Securities (as defined below).
        The Managed Assets Portfolio may invest up to 100% of its assets in Money Market Instruments, but at no time will the Series' investments in bank obligations, including time deposits, exceed 25% of its assets.
        To the extent permitted under the 1940 Act, the Series may invest in securities issued by closed-end investment companies which principally invest in securities of foreign issuers. The Series also may purchase to a limited extent securities representing the right to receive the capital appreciation above a cer-
                                 Page 14

tain amount, and other securities representing the right to receive dividends and all other attributes of beneficial ownership, in respect of an entity's common stock or other similar instrument. These securities typically are sold as shares in unit investment trusts.
        In addition, the Series may engage in various investment techniques, such as leveraging, foreign currency transactions, options and futures transactions, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        SMALL CAP PORTFOLIO -- The Small Cap Portfolio is a diversified portfolio, the investment objective of which is to maximize capital appreciation. The Series seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. During periods The Dreyfus Corporation judges to be of market strength, the Series will act aggressively to increase shareholders' capital by investing principally in common stocks (some of which may be dividend paying) of domestic and foreign issuers. Under normal market conditions, the Series will invest at least 65% of its total assets in companies, both domestic and foreign, with market capitalizations of less than $1.5 billion at the time of purchase, which the Series believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Series also will make investments based on prospective economic or political changes. Further, the Series will invest in special situations such as corporate restructurings, mergers or acquisitions, thereby seeking out undervalued securities. In periods of market weakness, the Series may adopt a temporary defensive posture to preserve shareholders' capital by investing the Series' assets in Money Market Instruments. When the Series has adopted a temporary defensive posture, the entire portfolio may be so invested.
        The Series may invest up to 25% of the value of its assets in the common stocks of foreign companies which are not publicly-traded in the United States. The Series currently does not intend to invest more than 20% of its assets in foreign securities. See "Investment Considerations and Risks_Foreign Securities" below.
        The Series also may invest in debt securities rated as low as the lowest rating assigned by Moody's or S&P, and in unrated debt securities, which have special risks. See "Investment Considerations and Risks_Fixed-Income Securities" and "_Lower Rated Securities" below.
        In addition, the Series may engage in various investment techniques, such as lending portfolio securities, foreign currency transactions and, to a limited extent, short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.

        SMALL COMPANY STOCK PORTFOLIO -- The Small Company Stock Portfolio is a diversified portfolio, the investment objective of which is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500trademark Index.* The Russell 2500trademark Index is composed of common stocks issued by small- and medium-sized companies, typically with market capitalizations between $100 million and $3 billion. The Series invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500trademark Index. The Series will invest in the securities of such issuers that are considered by The Dreyfus Corporation to offer above-average growth potential. The Series also may invest in initial public offerings of stock when The Dreyfus Corporation determines that such offerings provide above-average short-term appreciation opportunities. The equity securities in which the Series invests consist of common stocks, preferred

-----------------------
* Russell 2500trademark is a trademark of Frank Russell Company. The Series is not sponsored, endorsed, sold or promoted by Frank Russell Company.
                                 Page 15

stocks and securities convertible into common stocks, including those in the form of American Depositary Receipts. The Series also may invest up to 20% of its assets in foreign securities. See "Investment Considerations and Risks_Foreign Securities" below.
        While seeking desirable investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.
        In an effort to increase returns, the Series may engage in various investment techniques, such as lending portfolio securities, foreign currency transactions, and options and futures transactions, and may enter into reverse repurchase agreements. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        DISCIPLINED STOCK PORTFOLIO -- The Disciplined Stock Portfolio is a diversified portfolio, the investment objective of which is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").** The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange, chosen to reflect the industries of the U.S. economy.
The Series uses quantitative statistical modeling techniques to identify equity securities which emphasize certain attributes expected to produce in the aggregate total return greater than that of the S&P 500 Index. This investment process utilizes disciplined control of fund risk and a process of rigorous security selection. The Series is not an index fund and its investments are not limited to securities of issuers in the S&P 500 Index.
        Individual security selection is the foundation of the Series' investment approach. Consistency of returns which exceed those of the S&P 500 Index and stability of the Series' asset value relative to the S&P 500 Index are primary goals of the investment process. Information from diverse sources is collected and used to construct valuation models which are combined to form a comprehensive computerized valuation ranking system identifying common stocks which appear to be over or under valued. These models include measures of actual and estimated earnings changes and relative value based on dividend discount calculations, book values to stock price ratios, earnings to stock price ratios and return on equity ratios. The computerized ranking system incorporates information from the most recent time period available to the system and categorizes individual securities within each industry according to relative attractiveness. The Dreyfus Corporation then uses the data provided by the model to construct a portfolio in an attempt to achieve the Series' investment objective, while attempting to maintain risk characteristics similar to those of the S&P 500 Index.
        Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities, consisting of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of American Depositary Receipts. While seeking desirable investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.
        In an effort to increase returns, the Series may engage in various investment techniques, such as options and futures transactions. For a discussion of the investment techniques and their related risks, see
---------------------

**"S&PRegistration Mark," "S&P 500Registration Mark" and "Standard & Poor's 500 Composite Stock Price Index" are trademarks of The McGraw-Hill Companies, Inc. The Series is not sponsored, endorsed, sold or promoted by S&P or The McGraw-Hill Companies, Inc.
                                 Page 16

"Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.
        INTERNATIONAL VALUE PORTFOLIO -- The International Value Portfolio is a diversified portfolio, the investment objective of which is long-term capital growth. The Series anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities principally of foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation. Under normal market conditions, the Series expects that substantially all of its assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Series ordinarily will seek to invest its assets in not less than three foreign countries. The Series' securities selections generally will be made without regard to an issuer's market capitalization. Equity securities consist of common stocks, convertible securities and preferred stocks.
        The Series' investment approach is value-oriented, research-driven and risk adverse. To manage the Series, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description. In addition, The Dreyfus Corporation intends to consider broader measures of value, including operating return characteristics, overall financial health and positive changes in business momentum. This value-oriented, bottom-up investment style is both quantitative and fundamentally based, focusing first on stock selection then enhanced by country allocation guidelines.
        The Series may invest, to a limited extent, in debt securities issued by foreign governments and securities issued by closed-end investment companies. While seeking desirable investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.
        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        INTERNATIONAL EQUITY PORTFOLIO -- The International Equity Portfolio is a non-diversified portfolio, the investment objective of which is capital growth. It is a fundamental policy of the Series that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities of foreign issuers. Equity securities consist of common stocks, convertible securities and preferred stocks. The Series also may invest in debt securities of foreign issuers that management believes, based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors, offer opportunities for capital growth. Under normal market conditions, it is expected that substantially all of the Series' assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Series ordinarily will seek to invest its assets in no fewer than three foreign countries. The Series may invest up to 5% of its assets in securities of companies that have been in continuous operation for fewer than three years.
        The debt securities in which the Series may invest must be rated at least Baa by Moody's or at least BBB by S&P, Fitch or Duff or, if unrated, deemed to be of comparable quality by The Dreyfus
                                 Page 17

Corporation. Debt securities rated Baa by Moody's or BBB by S&P, Fitch or Duff are considered investment grade obligations which lack outstanding investment characteristics and have speculative characteristics as well. See "Investment Considerations and Risks_Fixed-Income Securities" below.
        While seeking desirable equity investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.
        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
        QUALITY BOND PORTFOLIO -- The Quality Bond Portfolio is a diversified portfolio, the investment objective of which is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions. At least 80% of the value of the Series' net assets will consist of obligations of corporations which, at the time of purchase by the Series, are rated at least A by Moody's or S&P, or determined to be of comparable quality by The Dreyfus Corporation, and of securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Series also may invest in mortgage-related securities, municipal obligations and zero coupon securities as described herein. At least 65% of the value of the Series' net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments.
        Up to 20% of the Series' assets may consist of high grade commercial paper of U.S. issuers, certificates of deposit, time deposits and bankers' acceptances, and corporate bonds which are rated in any category lower than A by both Moody's and S&P. When deemed necessary for temporary defensive purposes or in connection with loans of portfolio securities, the Series' investment in high grade commercial paper, certificates of deposit, time deposits and bankers' acceptances may exceed 20% of its assets, although the Series currently does not intend to invest more than 5% of its assets in any one of these types of instruments. Under no circumstances will the Series invest more than 20% of its assets in corporate bonds which are rated lower than A, but in no case lower than B, by both Moody's and S&P or are unrated. In addition, the Series will invest no more than 5% of its assets in bonds rated Ba or B by Moody's and BB or B by S&P. The Series may invest up to 10% of its assets in securities of foreign issuers. See "Investment
Considerations and Risks -- Foreign Securities" below.
        In addition, the Series may engage in various investment techniques, such as lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques_Lending Portfolio Securities" below and "Investment Objectives and Management Policies" in the Statement of
Additional Information.
        ZERO COUPON 2000 PORTFOLIO -- The Zero Coupon 2000 Portfolio is a diversified portfolio, the investment objective of which is to provide as high an investment return as is consistent with the preservation of capital. The Zero Coupon 2000 Portfolio invests in a portfolio consisting primarily (but currently not anticipated to be in excess of 55% of the Series' assets) of debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. Government trust certificates (collectively, "Stripped Treasury Securities"). See "Appendix_Certain Portfolio Securities_Stripped Treasury
                                 Page 18

Securities." The Series also may purchase other zero coupon securities issued by the U.S. Government and its agencies and instrumentalities, by a variety of tax exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities"). In addition, the Series may purchase zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities"). Stripped Corporate Securities held by the Series will be rated at least Baa by Moody's or BBB by S&P. In addition, the Series may purchase stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often guaranteed subsidiaries of domestic corporations. The Series may invest up to 25% of its assets in securities of foreign issuers. At the present time, the Series does not intend to invest more than 20% of its assets in securities of foreign issuers. See "Investment Considerations and Risks -- Foreign Securities." To the extent that a liquid secondary market is not available for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities or stripped Eurodollar obligations, the Series will invest no more than 15% of its net assets in such securities and in other securities that are illiquid. For a further discussion concerning stripped securities, including stripped Eurodollar obligations, see "Investment Considerations and Risks_Special Considerations Relating to Stripped Securities" below.
        Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and stripped Eurodollar obligations are referred to collectively herein as "Stripped Securities." The Zero Coupon 2000 Portfolio is so designated because at least 65% of the value of the Series' assets will consist of portfolio securities which will mature on or about December 31, 2000.
        In addition to investing at least 65% of its net assets in Stripped Securities, the Series will purchase interest-bearing U.S. Government securities and other Money Market Instruments held for the purpose of providing income with which to pay the expenses of the Series and to provide funds with which to meet redemption requests.
        There can be no assurance that the Series' objective can be met if Series shares are redeemed prior to maturity of the underlying Stripped Securities because market prices of the Stripped Securities before maturity will vary with changes in interest rates. Stripped Securities, including stripped Eurodollar obligations, do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial (or "deep") discount from their face amounts. The market value of Stripped Securities, and therefore of the shares of the Series, will fluctuate with changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund consisting of debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period to maturity.
        On December 31, 2000, the maturity date for the Zero Coupon 2000 Portfolio, the portfolio will be liquidated. Some of the Series' portfolio securities may mature up to several months earlier than the planned maturity date of the Series. Attempts will be made to match the maturity dates of the portfolio assets with the Series' maturity date as closely as possible, but securities may be purchased with earlier maturities where additional revenue for the Series may be achieved by such purchases. Prior to December 31, 2000, shareholders will be informed of the liquidation of the Series and will be offered the opportunity to exchange their investment upon maturity for another Series of the Fund. In the event the Zero Coupon 2000 Portfolio has not received instructions from shareholders as to the disposition of funds upon maturity of the Series, such funds will be invested automatically in the Money Market Portfolio.
        In addition, the Series may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques"
                                 Page 19

below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.

        LIMITED TERM HIGH INCOME PORTFOLIO--The Limited Term High Income Portfolio is a diversified portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the Series will invest at least 65% of the value of its net assets in bonds, debentures, notes and other debt instruments rated below investment grade, or, if unrated, determined by The Dreyfus Corporation to be of comparable quality. The securities in which the Series invests also include mortgage-related securities, asset-backed securities, zero coupon securities, municipal obligations, preferred stock, convertible debt obligations and convertible preferred stock. The issuers of such securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Series may invest in companies in, or governments of, developing countries.
        Under normal market conditions, the Series will invest in a portfolio of securities that has an effective duration of three and one-half years or less. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Series, The Dreyfus Corporation will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration.
        The Series' investment in high yield debt securities may cause the Series' share price to be highly volatile at times. Securities rated below investment grade carry a high degree of risk and are considered speculative by the credit rating agencies. Bond prices are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, below investment grade debt securities may be relatively less sensitive to interest rate changes than higher quality debt securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risks associated with below investment grade debt securities potentially can have greater affect on the value of such securities than may be the case with higher quality issues of comparable maturity. These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See "Investment Considerations and Risks_Lower Rated Securities" and "Appendix_Certain Portfolio Securities_Ratings" below for a discussion of certain risks, and "Appendix" in the Statement of Additional Information. The Series may hold investment grade rated debt securities (or unrated securities of compa-
                                 Page 20

rable quality) when the yield differential between below investment grade and investment grade securities narrows and the risk of loss may be reduced with only a relatively small reduction in yield. The Series also may invest in investment grade rated debt securities when The Dreyfus Corporation determines that a defensive investment position is appropriate in light of market or economic conditions.
        The Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.
        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, swaps, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies _ Management Policies" in the Statement of Additional Information.
        BALANCED PORTFOLIO--The Balanced Portfolio is a diversified portfolio, the investment objective of which is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the S&P 500 Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index (the "Intermediate Index"). The Series invests in common stocks and bonds in proportions consistent with their expected returns and risks as determined by The Dreyfus Corporation.
        To outperform the hybrid index, The Dreyfus Corporation first employs a disciplined valuation methodology to determine the return and risks of common stocks and bonds. The Dreyfus Corporation considers various factors, including an interest rate adjusted market price/earnings ratio, interest rate spreads reflecting the term structure of interest rates, and the level and volatility of the return premium for common stocks. The Dreyfus Corporation then decides which asset class is relatively more attractive based on a formal decision rule process which includes extensive research.
        After developing the expected return and risks of each asset class, The Dreyfus Corporation uses computer models designed to identify imbalances in the pricing of common stocks and bonds. The Dreyfus Corporation then invests the Series' assets in common stocks and bonds in proportions intended to exploit the perceived imbalances. Under normal circumstances, the Series' total assets will be allocated approximately 60% to common stocks and 40% to bonds. However, the Series may invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation.
        Common stocks are selected so that, in the aggregate, the investment characteristics and risk profile of the equity portion of the Series are similar to the S&P 500. These characteristics include such measures as dividend yield (before expenses), price-to-earnings ratio, "beta" (relative volatility), return on equity, and market price-to-book value ratio. However, while it may maintain aggregate investment characteristics similar to the S&P 500, the Series seeks to invest in individual common stocks which together will provide a higher total return than the S&P 500. The Series will not be operated as an index fund, and the Series' equity portion will not be limited to stocks included in the S&P 500. Individual security selection is the foundation upon which The Dreyfus Corporation seeks to implement the investment objective and policies of the equity portion of the Series. The Dreyfus Corporation collects information from diverse sources from which The Dreyfus Corporation constructs and combines valuation models into a computerized valuation ranking system identifying common stocks that are undervalued and should be purchased or retained by the Series. These models include measures of changes in earnings and relative value based on present and historical price-to-earnings ratios, as well as dividend discount calculations. Once the ranking of common stocks is com-
                                 Page 21

plete, The Dreyfus Corporation's experienced investment analysts construct the right component of the Series to resemble in the aggregate the S&P 500 Index, but weighted toward the most attractive stocks as determined by the valuation models.
        The bond portion of the Series' portfolio ordinarily is invested in U.S. dollar-denominated fixed-income obligations of domestic and foreign issuers. The Series' dollar-weighted average maturity may not exceed ten years. Investment selections are based on fundamental economic, market, and other factors leading to valuation by sector, maturity, and quality. The Series invests in bonds rated investment grade by Moody's, S&P or Fitch, or if unrated, determined to be of comparable quality by The Dreyfus Corporation. The Series will, in a prudent and orderly fashion, sell bonds whose ratings drop below these minimum ratings.
        The S&P 500 is composed of 500 common stocks which are chosen by S&P to best capture the price performance of a large cross-section of the U.S. publicly traded stock market.
        The Intermediate Index is an index established by Lehman Brothers, Inc. which includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others. The Intermediate Index includes bonds with maturities of up to ten years.
        While seeking desirable investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.
        The Series also may engage in various investment techniques, such as lending portfolio securities and options and futures transactions, and may enter into reverse repurchase agreements. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
        GENERAL -- Since each Series will pursue different types of investments, the risks of investing will vary depending on the Series selected for investment. Before selecting a Series in which to invest, the investor should assess the risks associated with the types of investments made by the Series. The net asset value per share of each Series, other than the Money Market Portfolio, should be expected to fluctuate. Investors should consider each Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of
Additional Information for a further discussion of certain risks.
        EQUITY SECURITIES -- (Balanced, Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets, Small Cap and Small Company Stock Portfolios) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
        The securities of the smaller companies in which the Series may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
        FIXED-INCOME SECURITIES -- (ALL SERIES) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a Series, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.
                                 Page 22
        The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Limited Term High Income, Managed Assets, Growth and Income, International Equity and Quality Bond Portfolios, such as those rated Baa or lower by Moody's and BBB or lower by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
        SPECIAL CONSIDERATIONS RELATING TO STRIPPED SECURITIES -- (Zero
Coupon 2000 Portfolio and, to a limited extent, all other Series) A Stripped Security is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. The discount from face value at which Stripped Securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. Because the discount from face value is known at the time of investment, investors holding
Stripped Securities until maturity know the total amount of their investment return at the time of investment. In contrast, a portion of the total realized return from conventional interest-paying obligations comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investment's total return is uncertain even for investors holding the securities to their maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With Stripped Securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the Stripped Securities to maturity.
        Stripped Securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer, which may be more or less than the securities' value. The market prices of Stripped Securities are generally more volatile than the market prices of securities that pay interest periodically and, accordingly, are likely to respond to a greater degree to changes in interest rates than do other debt obligations having similar maturities and credit quality characteristics. As a result, the net asset value of shares of the Zero Coupon 2000 Portfolio may fluctuate over a greater range than shares of other mutual funds that invest in obligations of the U.S. Government or corporations having similar maturities but that make current distributions of interest.
        As an open-end investment company, the Zero Coupon 2000 Portfolio will be issuing new shares and will be required to redeem its shares upon the request of any shareholder at the net asset value next determined after receipt of the request. However, because of the price volatility of Stripped Securities prior to maturity, a shareholder who redeems shares may realize an amount that is less or greater than the entire amount initially invested. Accordingly, the Zero Coupon 2000 Portfolio may not be appropriate for investors that expect to have a current need for income from the investment or wish to liquidate their investment prior to December 31, 2000.
        Each year the Zero Coupon 2000 Portfolio will be required to accrue an increasing amount of income on its Stripped Securities. To maintain its tax status as a regulated investment company and to avoid imposition of excise taxes, however, the Zero Coupon 2000 Portfolio and any other Series that invests in Stripped Securities will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income, derived from its Stripped Securities for which it receives no payments in cash prior to their maturity.
        The Series cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain Stripped Securities to pay expenses or dividends or to meet redemp-
                                 Page 23

tions at times and at prices that might be disadvantageous, or, alternatively, to invest assets received from new purchases at prevailing interest rates, which would expose the Series to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Fund's Board. In accordance with such guidelines, The Dreyfus Corporation will monitor the Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.
        LOWER RATED SECURITIES --(Growth and Income, Limited Term High
Income, Managed Assets, Quality Bond and, to a limited extent, Small Cap Portfolios) The Limited Term High Income Portfolio invests primarily, and each other such Series may invest a portion of its assets, in higher yielding (and, therefore, higher risk) debt securities (convertible debt securities with respect to the Growth and Income Portfolio) such as those rated Ba by Moody's or BB by S&P, Fitch or Duff, or as low as those rated B by Moody's, S&P, Fitch or Duff in the case of the Quality Bond Portfolio, or as low as those rated Caa by Moody's or CCC by S&P, Fitch or Duff in the case of the Growth and Income Portfolio, or as low as the lowest rating assigned by Moody's, S&P, Fitch or Duff in the case of the Limited Term High Income, Managed Assets and Small Cap Portfolios (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix -- Certain Portfolio Securities -- Ratings."
        FOREIGN SECURITIES -- (All Series) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The percentage of a Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
        FOREIGN CURRENCY TRANSACTIONS -- (Capital Appreciation, Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets, Small Cap and Small Company Stock Portfolios) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest
                                 Page 24

rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."
        USE OF DERIVATIVES -- (Balanced, Disciplined Stock, Growth and
Income, International Value, International Equity, Limited Term High Income, Managed Assets, Quality Bond, Small Company Stock and Zero Coupon 2000 Portfolios) These Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The
Derivatives the Series may use include options and futures (except in the case of the Quality Bond Portfolio) and, in the case of the Growth and Income and Quality Bond Portfolios, mortgage-related securities, and, in the case of the Limited Term High Income Portfolio, mortgage-related securities, asset-backed securities and swaps. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
        BANK SECURITIES -- (Money Market Portfolio) To the extent the Money Market Portfolio's investments are concentrated in the banking industry, the Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Money Market Portfolio's shares could be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Money Market Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.
        MUNICIPAL LEASE/PURCHASE OBLIGATIONS -- (Growth and Income, Limited Term High Income and Quality Bond Portfolios) Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
        PORTFOLIO TURNOVER -- (ALL SERIES) No Series will consider portfolio turnover to be a limiting factor in making investment decisions. Under normal market conditions, the portfolio turnover rates are anticipated to exceed
100% for the Limited Term High Income, Managed Assets and Small Cap Portfolios, to be less than 100% for the Balanced (for both common stock and bond portions of its portfolio), Capital Appreciation, Disciplined Stock and Small Company Stock Portfolios, to be less than 150% for the Zero Coupon 2000, International Value and International Equity Portfolios and to be less than 300% for the Growth and Income and Quality Bond Portfolios. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions and transaction costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.
The Money Market Portfolio may have a high portfolio turnover, but that should not adversely affect the Series since it (as is the case for the Quality Bond and Zero Coupon 2000 Portfolios) usually does not pay brokerage commissions when it purchases short-term debt obligations.
                                 Page 25

        NON-DIVERSIFIED PORTFOLIOS -- (Growth and Income and International Equity Portfolios) The Growth and Income and International Equity Portfolios are classified as "non-diversified" investment companies, which means that the proportion of such Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each of these Series' assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Series' portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter no Series may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
        STATE INSURANCE REGULATION -- (ALL SERIES) The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, each Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
        SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS -- (ALL SERIES) Investment decisions for each Series are made independently from those of the other Series and investment companies managed by The Dreyfus Corporation (and, where applicable, the Series' sub-investment adviser). If, however, such other Series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Series or the price paid or received by a Series.
                            MANAGEMENT OF THE FUND
        INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
                                 Page 26
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more Series and/or to purchasers of VA contracts or VLI policies.
        The primary portfolio managers of the Series are as follows:
        BALANCED PORTFOLIO -- Ron Gala and Laurie Carroll. Mr. Gala has managed the equity portion of the Series since the Series commenced operations. Mr. Gala is a Senior Vice President and portfolio manager for Mellon Bank, N.A. and a portfolio manager for Mellon Equity Associates, an affiliate of The Dreyfus Corporation. Mr. Gala also is responsible for Mellon Equity Associates' asset allocation. Mr. Gala has been employed by Mellon Bank, N.A. in various capacities since 1982. Ms. Carroll has managed the fixed-income portion of the Series since the Series commenced operations. Ms. Carroll is a Senior Vice President and portfolio manager at Mellon Bank, N.A. Ms. Carroll has been employed by Mellon Bank, N.A. since 1986. Mr. Gala and Ms. Carroll have been employed by The Dreyfus Corporation as portfolio managers since October 1994.
        CAPITAL APPRECIATION PORTFOLIO -- Fayez Sarofim. He has been the Series' primary portfolio manager since the Series commenced operations and has been employed by Sarofim since 1958.
        GROWTH AND INCOME PORTFOLIO -- Richard Hoey. He has been the Series' primary portfolio manager since the Series commenced operations and has been employed by The Dreyfus Corporation since April 1991.
        LIMITED TERM HIGH INCOME PORTFOLIO -- Roger King. He has been the Series' primary portfolio manager since the Series commenced operations and has been employed by The Dreyfus Corporation since February 1996. Prior thereto, Mr. King was a Vice President of High Yield Research and, most recently, director of High Yield Research at Citibank Securities, Inc.
        MANAGED ASSETS PORTFOLIO -- Timothy M. Ghriskey. He has been the Series' primary portfolio manager since January 1, 1997. Mr. Ghriskey has been employed by The Dreyfus Corporation since July 1995. For more than five years prior thereto, he was Vice President and Associate Managing Partner of Loomis, Sayles & Company.
        SMALL CAP PORTFOLIO -- Hilary R. Woods and Paul Kandel. Ms. Woods and Mr. Kandel have been the Series' primary portfolio managers since October 1996. Ms. Woods and Mr. Kandel have been employed by The Dreyfus Corporation since 1987 and 1994, respectively. Prior to joining The Dreyfus Corporation, Mr. Kandel was a Manager at Ark Asset Management for two years; prior thereto, he was an Assistant Vice President at Bankers Trust Company for four years.
        SMALL COMPANY STOCK PORTFOLIO -- James Wadsworth. He has been the Series' primary portfolio manager since the Series commenced operations. In addition to being a portfolio manager with The Dreyfus Corporation, Mr. Wadsworth also has been employed by Laurel Capital Advisors, an affiliate of The Dreyfus Corporation, since October 1990, and has been Chief Investment Officer of Laurel Capital Advisors since June 1994. Mr. Wadsworth also is a First Vice President of Mellon, where he has been employed since 1977.
        DISCIPLINED STOCK PORTFOLIO -- Bert Mullins. He has been the Series' primary portfolio manager since the Series commenced operations, and has been employed by The Dreyfus Corporation since
                                 Page 27

October 1994. In addition to being a portfolio manager with The Dreyfus Corporation, Mr. Mullins also has been employed by Laurel Capital Advisors, an affiliate of The Dreyfus Corporation, since October 1990. Mr. Mullins also is a Vice President, Portfolio Manager and Senior Security Analyst of Mellon, where he has been employed since 1966.
        INTERNATIONAL VALUE PORTFOLIO -- Sandor Cseh. He has been the Series' primary portfolio manager since the Series commenced operations and has been employed by The Dreyfus Corporation since May 1996 and by The Boston Company Asset Management, Inc., an affiliate of The Dreyfus Corporation, or its predecessor since October 1994. Prior to joining The Boston Company Asset Management, Inc., Mr. Cseh was President of Cseh International & Associates Inc., the international money management division of Cashman, Farrell & Association, and was a securities analyst with several banks.
        INTERNATIONAL EQUITY PORTFOLIO -- Ronald Chapman. He has been the Series' primary portfolio manager since April 1996 and has been employed by The Dreyfus Corporation since January 1996. Prior thereto, Mr. Chapman served for ten years as Vice President of the Global Strategy and Management Group for Northern Trust Company.
        QUALITY BOND PORTFOLIO -- Investment decisions are made by the Taxable Fixed-Income Committee of The Dreyfus Corporation, and no person is primarily responsible for making recommendations to that committee.
        ZERO COUPON 2000 PORTFOLIO -- Gerald E. Thunelius. He has been the Series' primary portfolio manager since March 1997 and a portfolio manager of the Series since June 1994. He has been employed by The Dreyfus Corporation since September 1989.
        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate set forth below as a percentage of the relevant Series' average daily net assets. The effective annual rate of the monthly investment advisory fee the Fund paid The Dreyfus Corporation pursuant to any undertaking in effect for the fiscal year ended December 31, 1996 as a percentage of the relevant Series' average daily net assets also is set forth below:

                                                            ANNUAL RATE OF                 EFFECTIVE ANNUAL
                                                         INVESTMENT ADVISORY              RATE OF INVESTMENT
        NAME OF SERIES                                       FEE PAYABLE                   ADVISORY FEE PAID
        ---------------                                  --------------------             -------------------
        Money Market Portfolio                                    .50%                            .50%
        Growth and Income Portfolio                               .75%                            .75%
        Managed Assets Portfolio                                  .75%                            .375%*
        Small Cap Portfolio                                       .75%                            .75%
        Small Company Stock Portfolio                             .75%                            .47%
        Disciplined Stock Portfolio                               .75%                            .52%
        International Value Portfolio                            1.00%                            .50%
        International Equity Portfolio                            .75%                            .75%
        Quality Bond Portfolio                                    .65%                            .65%
        Zero Coupon 2000 Portfolio                                .45%                            .45%
        Balanced Portfolio                                        .75%                              **%
        Limited Term High Income Portfolio                        .65%                              **%
        Capital Appreciation Portfolio                                                            .55%
        0 to $150 million of average daily net assets             .55%
        $150 million to $300 million of average daily net assets.50%
        $300 million or more of average daily net assets          .375%
   *Prior to termination of the Sub-Investment Advisory Agreement with Comstock Partners, Inc. on December 31, 1996, as set forth below, the Fund paid The Dreyfus Corporation and Comstock Partners, Inc. advisory fees each at the annual rate of
    .375% of the Series' average daily net assets.
  **The Series had not commenced operations as of December 31, 1996.

                                 Page 28
        SUB-INVESTMENT ADVISERS -- With respect to the Capital Appreciation Portfolio, Sarofim, a registered investment adviser located at Two Houston Center, Suite 2907, Houston, Texas 77010, serves as the Series' sub-investment adviser. Sarofim was formed in 1958 and, as of December 31, 1996, provided investment advisory services to discretionary accounts having aggregate assets of approximately $32.3 billion. Sarofim, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and the day-to-day management of the Capital Appreciation Portfolio, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Massachusetts law. Under the terms of the Sub-Investment Advisory Agreement with respect to the Capital Appreciation Portfolio, the Fund has agreed to pay Sarofim a monthly fee at the annual rate set forth below as a percentage of the Capital Appreciation Portfolio's average daily net assets. The effective annual rate of the monthly sub-investment advisory fee the Fund paid Sarofim for the fiscal year ended December 31, 1996, as a percentage of the Capital Appreciation Portfolio's average daily net assets also is set forth below:

                                                                                                       EFFECTIVE ANNUAL RATE OF
                                                               ANNUAL RATE OF SUB-INVESTMENT                 SUB-INVESTMENT
        CAPITAL APPRECIATION PORTFOLIO                             ADVISORY FEE PAYABLE                    ADVISORY FEE PAID
        ----------------------------                            ---------------------------             ----------------------
        0 to $150 million of average daily net assets                      .20%                                .20%
        $150 million to $300 million of average daily net assets           .25%
        $300 million or more of average daily net assets                   .375%

        With respect to the Managed Assets Portfolio, from August 31, 1990 (commencement of operations) through December 31, 1996, Comstock Partners, Inc. ("Comstock Partners"), a registered investment adviser located at 10 Exchange Place, Jersey City, New Jersey 07302, served as the Series' sub-investment adviser. Comstock Partners, subject to the supervision and approval of The Dreyfus Corporation, provided investment advisory assistance and the day-to-day management of the Managed Assets Portfolio, as well as research and statistical information under a Sub-Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Massachusetts law. For the fiscal year ended December 31, 1996, the Fund paid Comstock Partners a monthly sub-investment advisory fee at the annual rate of .375 of 1% of the value of the Managed Assets Portfolio's average daily net assets. Effective December 31, 1996, the Sub-Investment Advisory Agreement with Comstock Partners was terminated.
        With respect to the International Equity Portfolio, from May 2, 1994 (commencement of operations) through March 31, 1996, The Dreyfus Corporation engaged M&G Investment Management Limited ("M&G"), a registered investment adviser located at Three Quays Tower Hill, London EC3R 6BQ, England, to serve as the Series' sub-investment adviser. For the period January 1, 1996 through March 31, 1996, The Dreyfus Corporation paid M&G a monthly sub-investment advisory fee at the effective annual rate of .30 of 1% of the value of the International Equity Portfolio's average daily net assets. Effective April 1, 1996, the Sub-Investment Advisory Agreement between The Dreyfus Corporation and M&G was terminated.
        EXPENSES -- All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus Corporation or a sub-investment adviser. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any sub-investment adviser or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing
                                 Page 29

and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.
        From time to time, The Dreyfus Corporation (and, with respect to the Capital Appreciation Portfolio, Sarofim) may waive receipt of its fees and/or voluntarily assume certain expenses of a Series, which would have the effect of lowering the expense ratio of that Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation (or, with respect to the Capital Appreciation Portfolio, Sarofim) at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation (or, with respect to the Capital Appreciation Portfolio, Sarofim) for any amounts it may assume.
        DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. 02940-9671.
        TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Fund's Custodian with respect to the International Equity, International Value, Managed Assets and Money Market Portfolios. Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Balanced, Capital Appreciation, Growth and Income, Limited Term High Income, Quality Bond, Small Cap, Zero Coupon 2000, Small Company Stock and Disciplined Stock Portfolios.
                              HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of
                                 Page 30

each Series (i.e., the value of its assets less liabilities) by the total number of such Series' shares outstanding. The Limited Term High Income, Zero Coupon 2000 and Quality Bond Portfolios' investments are valued each business day by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. The Money Market Portfolio uses the amortized cost method of valuing its investments. The Balanced, Disciplined Stock, Managed Assets, Capital Appreciation, International Equity, International Value, Growth and Income, Small Cap and Small Company Stock Portfolios' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing each Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                           HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                     DIVIDENDS, DISTRIBUTIONS AND TAXES
        MONEY MARKET PORTFOLIO -- Declares dividends from net investment income on each day that the Fund determines its net asset value. Dividends usually are paid on the last calendar day of each month. The earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day.
        ZERO COUPON 2000 AND QUALITY BOND PORTFOLIOS -- Declare and pay dividends from net investment income monthly.
        BALANCED, GROWTH AND INCOME AND LIMITED TERM HIGH INCOME PORTFOLIOS -- Declare and pay dividends from net investment income quarterly.
        CAPITAL APPRECIATION, DISCIPLINED STOCK, INTERNATIONAL EQUITY, INTERNATIONAL VALUE, MANAGED ASSETS, SMALL CAP AND SMALL COMPANY STOCK PORTFOLIOS -- Declare and pay dividends from net investment income annually.
        APPLICABLE TO ALL SERIES -- Under the Internal Revenue Code of 1986, as amended (the "Code"), each Series of the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. Each Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Series will make distributions from net realized securities gains unless capital loss carryovers, if any, have been
                                 Page 31

utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If a Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. Each Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that each Series (other than the Balanced and Limited Term High Income Portfolios which had not commenced operations as of December 31, 1996) has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. It is expected that each of the Balanced and Limited Term High Income Portfolios will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                            GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In
                                 Page 32

accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.
        To date, the Board has authorized the creation of thirteen Series of shares. All consideration received by the Fund for shares of one of the Series, and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by each Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.
                                 Page 33

                                APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- (Capital Appreciation, Growth and Income, Limited Term High Income, Managed Assets, Small Company Stock, International Equity and International Value Portfolios) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's (and, where applicable, the Series' sub-investment adviser's) ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
SHORT-SELLING -- (Growth and Income, Limited Term High Income, Managed Assets and, to a limited extent, Small Cap Portfolios) In these transactions, the Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.


        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Series' net assets. The Series may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Series' net assets. The Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.


        The Growth and Income, Limited Term High Income and Managed Assets Portfolios also may make, and the and Small Cap Portfolio only may make, short sales "against the box," in which the Series enters into a short sale of a security it owns in order to hedge an unrealized gain on the security.
At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box.
BORROWING MONEY -- (All Series) Each Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1\3% of the value of its total assets. Each Series, other than the Growth and Income, Managed Assets and Limited Term High Income Portfolios, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
In addition, the Balanced, Money Market and Small Company Stock Portfolios may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.
LEVERAGE-- (Growth and Income, Managed Assets, Limited Term High Income and, to a limited extent, Balanced, Money Market and Small Company Stock Portfolios) Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Series' portfolio.
Money borrowed for leveraging will be limited to 33 1\3% of the value of the Series' total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. See "Forward
Commitments" below.



                                 Page 34

        The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. Except for these transactions, the Growth and Income and Limited Term High Income Portfolios' borrowings generally will be unsecured.
USE OF DERIVATIVES -- (Balanced, Disciplined Stock, Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets, Quality Bond, Small Company Stock and Zero Coupon 2000 Portfolios) The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor any Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series (other than the Quality Bond Portfolio) may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series (other than the Quality Bond Portfolio) may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options, and may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES -- (All Series) Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn
                                 Page 35

interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1\3% (20% with respect to the Managed Assets and Zero Coupon 2000 Portfolios and 10% with respect to the Capital Appreciation, Small Cap and Quality Bond Portfolios) of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS -- (All Series) Each Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Each Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will a Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES -- (Balanced, Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Limited Term High Income, Managed Assets, Small Cap and Small Company Stock Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS -- (Balanced, Capital Appreciation, Growth and Income, International Equity, International Value, Managed Assets, Small Cap and Small Company Stock Portfolios) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% (2% in the case of the Managed Assets, Capital Appreciation and Small Cap Portfolios) of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange. MORTGAGE-RELATED SECURITIES -- (Growth and Income, Limited Term High Income and Quality Bond Portfolios) Mortgage-related securities are a form of Derivative collateralized by pools of mortgages. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped
                                 Page 36

mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.
        The mortgage-related securities in which the Series may invest also include multi-class pass through certificates secured principally by mortgage loans on commercial properties. These mortgage-related securities are structured similarly to mortgage-related securities secured by pools of residential mortgages. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves large r loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.
        The Series also may invest in subordinated mortgage-related securities ("Subordinated Securities"), which are issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
        As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Series. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Series' mortgage-related securities to decrease broadly, the Series' effective duration, and thus sensitivity to
                                 Page 37

interest rate fluctuations, would increase. For further discussion concerning the investment considerations involved, see "Description of the Fund_Investment Considerations and Risks_Fixed-Income Securities" and "Illiquid Securities" below.
ASSET-BACKED SECURITIES--(Limited Term High Income and, to a limited extent, Money Market Portfolios) Asset-backed securities are a form of Derivative.
The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Series may invest in these and other types of asset-backed securities that may be developed in the future.
        Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Series with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
        The asset-backed securities in which the Money Market Portfolio may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.
MUNICIPAL OBLIGATIONS -- (Growth and Income, Limited Term High Income and Quality Bond Portfolios) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Series also may acquire call options on specific municipal obligations. The Series generally would purchase these call options to protect the Series from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
        While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Series investments. Dividends received by shareholders on Series shares which are attributable to interest income received by the Series from municipal obligations generally will be subject to Federal income tax. The Series will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Series investments. The Series currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.
DEPOSITARY RECEIPTS -- (Balanced, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets and Small Company Stock Portfolios) The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as
                                 Page 38

Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- (All Series) Each Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation (and, if applicable, the Series' sub-investment adviser) to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS -- (All Series) Each Series may invest in the following types of Money Market Instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
                                 Page 39

        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation (and, if applicable, the Series' sub-investment adviser) to be of comparable quality to those rated obligations which may be purchased by the Series.
PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation (and, if applicable, the Series' sub-investment adviser) must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
INVESTMENT COMPANIES -- (Balanced, Managed Assets and Small Company Stock Portfolios) The Series may invest in securities issued by investment companies. Under the 1940 Act, the Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
U.S. TREASURY SECURITIES -- (Quality Bond and Zero Coupon Portfolios) U.S Treasury securities include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to provide investors a long term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.
        In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.
STRIPPED TREASURY SECURITIES -- (Zero Coupon 2000 Portfolio and, to a limited extent, all other Series) Stripped Treasury Securities are U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons.
                                 Page 40

        Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.
        Stripped Treasury Securities will include one or more of the following types of securities: (a) U.S. Treasury debt obligations originally issued as bearer coupon bonds which have been stripped of their unmatured interest coupons, (b) coupons which have been stripped from U.S. Treasury bonds, either of which may be held through the Federal Reserve Bank's book entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or "Coupon Under Book-Entry Safekeeping" ("CUBES"), and (c) receipts or certificates for stripped U.S. Treasury debt obligations evidencing ownership of future interest or principal payments on U.S. Treasury notes or bonds which are direct obligations of the United States. The receipts or certificates must be issued in registered form by a major bank which acts as custodian and nominal holder of the underlying stripped U.S. Treasury obligation (which may be held by it either in physical or in book-entry form). See "Investment Objectives and Management Policies_Portfolio Securities" in the Statement of Additional Information. STRIPPED CORPORATE SECURITIES -- (Growth and Income, International Equity, Limited Term High Income, Managed Assets, Quality Bond and Zero Coupon 2000 Portfolios) Stripped Corporate Securities consist of corporate debt obligations issued by domestic corporations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped Corporate Securities purchased by the Limited Term High Income, Managed Assets, Growth and Income, International Equity or Quality Bond Portfolios will bear ratings comparable to non-stripped corporate obligations that may be purchased by such Series. Stripped Corporate Securities purchased by the Zero Coupon 2000 Portfolio will be rated at least Baa by Moody's or BBB by S&P. With respect to other features of Stripped Corporate Securities, such as sales at deep discounts, see "Stripped Treasury Securities" above and "Description of the Fund_Investment Considerations and Risks_Special Considerations Relating to Stripped Securities."
ILLIQUID SECURITIES -- (All Series) Each Series may invest up to 15% (10% with respect to the Money Market Portfolio) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-backed securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
RATINGS -- (Balanced, Growth and Income, Limited Term High Income, Managed Assets, Small Cap and Quality Bond Portfolios) Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P, Fitch and Duff are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and
                                 Page 41

principal payments. Securities rated Caa by Moody's or CCC by S&P, Fitch and Duff are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P, Fitch and Duff are in default and the payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                 Page 42

                  [This Page Intentionally Left Blank]
                                 Page 43

Variable
Investment
Fund

Prospectus

Registration Mark

Copy Rights 1997, Dreyfus Service Corporation
                                          VIFp050197
                                 Page 44


----------------------------------------------------------------------------
PROSPECTUS                                                      MAY 1, 1997
                     DREYFUS VARIABLE INVESTMENT FUND
                            BALANCED PORTFOLIO
----------------------------------------------------------------------------
        THE BALANCED PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.
        THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS THAT ARE GREATER THAN THE TOTAL RETURN PERFORMANCE OF COMMON STOCKS AND BONDS IN THE AGGREGATE, AS REPRESENTED BY A HYBRID INDEX, 60% OF WHICH IS COMPOSED OF THE COMMON STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND 40% OF WHICH IS COMPOSED OF THE BONDS IN THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX. THE SERIES INVESTS PRIMARILY IN COMMON STOCKS AND BONDS IN PROPORTION CONSISTENT WITH THEIR EXPECTED RETURNS AND RISKS AS DETERMINED BY THE DREYFUS CORPORATION.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND
SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------


TABLE OF CONTENTS
                                                                 Page
 Description of the Fund and Series...................             3
 Management of the Fund...............................             5
 How to Buy Shares....................................             7
 How to Redeem Shares.................................             8
 Dividends, Distributions and Taxes...................             8
 Performance Information..............................             9
 General Information..................................            10
 Appendix.............................................            11


                                   [Page 2]

DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVE
        The Series' investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")* and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index (the "Intermediate Index"). The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
        The Series invests in common stocks and bonds in proportions consistent with their expected returns and risks as determined by The Dreyfus Corporation.
        To outperform the hybrid index, The Dreyfus Corporation first employs a disciplined valuation methodology to determine the return and risks of common stocks and bonds. The Dreyfus Corporation considers various factors, including an interest rate adjusted market price/earnings ratio, interest rate spreads reflecting the term structure of interest rates, and the level and volatility of the return premium for common stocks. The Dreyfus Corporation then decides which asset class is relatively more attractive based on a formal decision rule process which includes extensive research .
        After developing the expected return and risks of each asset class, The Dreyfus Corporation uses computer models designed to identify imbalances in the pricing of common stocks and bonds. The Dreyfus Corporation then invests the Series' assets in common stocks and bonds in proportions intended to exploit the perceived imbalances. Under normal circumstances, the Series' total assets will be allocated approximately 60% to common stocks and 40% to bonds. However, the Series may invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation.
        Common stocks are selected so that, in the aggregate, the investment characteristics and risk profile of the equity portion of the Series are similar to the S&P 500. These characteristics include such measures as dividend yield (before expenses), price-to-earnings ratio, "beta" (relative volatility), return on equity, and market price-to-book value ratio. However, while it may maintain aggregate investment characteristics similar to the S&P 500, the Series seeks to invest in individual common stocks which together will provide a higher total return than the S&P 500. The Series will not be operated as an index fund, and the Series' equity portion will not be
                                   [Page 3]

limited to stocks included in the S&P 500. To construct the equity portion of the Series, The Dreyfus Corporation collects information from diverse sources to create valuation models for a computerized valuation ranking system identifying common stocks that are undervalued. These models include measures of changes in earnings and relative value based on present and historical price-to-earnings ratios, as well as dividend discount calculations. Once the ranking of common stocks is complete, The Dreyfus Corporation's experienced investment analysts construct the right component of the Series to resemble in the aggregate the S&P 500 Index, but weighted toward the most attractive stocks as determined by the valuation models.
        The bond portion of the Series' portfolio ordinarily is invested in U.S. dollar-denominated fixed-income obligations of domestic and foreign issuers. The Series' dollar-weighted average portfolio maturity may not exceed ten years. Investment selections are based on fundamental economic, market, and other factors leading to valuation by sector, maturity, and quality. The Series invests in bonds rated investment grade by Moody's Investors Service, Inc. ("Moody's"), S&P or Fitch Investors Service, L.P. ("Fi tch"), or, if unrated, determined to be of comparable quality by The Dreyfus Corporation. The Series will sell, in a prudent and orderly fashion, bonds whose ratings drop below investment grade.
        The S&P 500 is composed of 500 common stocks which are chosen by S&P to best capture the price performance of a large cross-section of the U.S. publicly traded stock market.
        The Intermediate Index is an index established by Lehman Brothers, Inc. which includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others. The Intermediate Index includes bonds with maturities of up to ten years.
        While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Series' annual portfolio turnover rate (for both common stock and bond portions of its portfolio) is not expected to exceed 100%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions and transaction costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Series also may engage in various investment techniques, such as lending portfolio securities and options and futures transactions, and may enter into reverse repurchase agreements. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and,

                                   [Page 4]

therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Series, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Series, such as those rated Baa by Moody's and BBB by S&P and Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
USE OF DERIVATIVES _ The Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.
The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfoli
o and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.

                                   [Page 5]
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment
Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio managers are Ron Gala and Laurie Carroll. Mr. Gala has managed the equity portion of the Series since the Series commenced operations. Mr. Gala is a Senior Vice President and portfolio manager for Mellon Bank, N.A. and a portfolio manager for Mellon Equity Associates, an affiliate of The Dreyfus Corporation. Mr. Gala also is responsible for Mellon Equity Associates' asset allocation. Mr. Gala has been employed by Mellon Bank, N.A. in various capacities since 1982. Ms. Carroll has managed the fixed-income portion of the Series since the Series commenced operations. Ms. Carroll is a Senior Vice President and portfolio manager at Mellon Bank, N.A. and has been employed by Mellon Bank, N.A. since 1986. Mr. Gala and Ms. Carroll have been employed by The Dreyfus Corporation as portfolio managers since October 1994. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more series and/or to purchasers of VA contracts or VLI policies.
        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
EXPENSES _ All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus Corporation or a sub-investment adviser. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus
                                   [Page 6]

Corporation or any sub-investment adviser or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Series are charged against the assets of the Series; other expenses of the Fund are allocated among the Fund's series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each series.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Series.
HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

                                   [Page 7]

HOW TO REDEEM SHARES
        Shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION
ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. The Series declares and pays dividends from net investment income quarterly. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected.
Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.

                                   [Page 8]

        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        It is expected that the Series will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes. PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The effective yield and total return for the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from the Consumer Price
                                   [Page 9]

Index, Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Moody's Bond Survey Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which Series' shares are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                                   [Page 10]
APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments. In addition, the Series may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.
REVERSE REPURCHASE AGREEMENTS _ The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest.
USE OF DERIVATIVES _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund _ Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to
                                   [Page 11]

sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1\3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities.
DEPOSITARY RECEIPTS _ The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by
                                   [Page 12]

non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS _ The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct
                                   [Page 13]

obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff & Phelps Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
INVESTMENT COMPANIES _ The Series may invest in securities issued by investment companies. Under the 1940 Act, the Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain othe r expenses.
ILLIQUID SECURITIES _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
RATINGS _ Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P and Fitch are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   [Page 14]

[This Page Intentionally Left Blank]
                                   [Page 15]

Variable
Investment
Fund
Balanced
Portfolio
Prospectus
Registration Mark
Copy Rights 1997, Dreyfus Service Corporation
                                          154p050197
                                   [Page 16]

-----------------------------------------------------------------------------
PROSPECTUS                                              MAY 1, 1997
                DREYFUS VARIABLE INVESTMENT FUND
                 CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

        THE CAPITAL APPRECIATION PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS. THE SERIES' PRIMARY INVESTMENT OBJECTIVE IS TO PROVIDE LONG-TERM CAPITAL GROWTH CONSISTENT WITH THE PRESERVATION OF CAPITAL; CURRENT INCOME IS A SECONDARY INVESTMENT OBJECTIVE. THE SERIES INVESTS PRIMARILY IN THE COMMON STOCKS OF DOMESTIC AND FOREIGN ISSUERS.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER. FAYEZ SAROFIM & CO. ("SAROFIM") SERVES AS THE SERIES' SUB-INVESTMENT ADVISER AND PROVIDES DAY-TO-DAY MANAGEMENT OF THE SERIES' PORTFOLIO.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
-----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------


TABLE OF CONTENTS
                                                                   Page
Condensed Financial Information............................          3
Description of the Fund and Series.........................          3
Management of the Fund.....................................          5
How to Buy Shares..........................................          7
How to Redeem Shares.......................................          8
Dividends, Distributions and Taxes.........................          8
Performance Information....................................          9
General Information........................................         10
Appendix...................................................         11


                                   [Page 2]

CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.


                                                                                YEAR ENDED DECEMBER 31,
                                                             ________________________________________________________________
                                                             1993(1)              1994              1995                1996
                                                             _______             _______          _______              ______
PER SHARE DATA:
  Net asset value, beginning of period.............          $12.50             $13.27             $13.44              $17.71
                                                             _______             _______          _______              ______
  INVESTMENT OPERATIONS:
  Investment income_net ...........................             .08                .23                .23                 .23
  Net realized and unrealized gain on investments.....          .76                .17               4.27                4.30
                                                             _______             _______          _______              ______
  Total from Investment Operations...............               .84                .40               4.50                4.53
                                                             _______             _______          _______              ______
  DISTRIBUTIONS:
  Dividends from investment income-net...........              (.07)              (.23)              (.23)               (.23)
  Dividends from realized gain on investments...                --                  --                 --                (.03)
                                                             _______             _______          _______              ______
  Total DISTRIBUTIONS.........................                 (.07)              (.23)              (.23)               (.26)
                                                             _______             _______          _______              ______
  Net asset value, end of period.................            $13.27             $13.44             $17.71              $21.98
                                                            ========            =======           =======             ========
TOTAL INVESTMENT RETURN..........................             6.74%(2)           3.04%             33.52%              25.56%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............        .28%(2)            .25%               .85%                .84%
  Ratio of net investment income to average net assets        1.89%(2)           2.99%              2.08%               1.46%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation..............       3.67%(2)            .86%               .02%                 --
  Portfolio Turnover Rate..............................       .01%(2)             .12%              2.81%               2.47%
  Average commission rate paid(3)...........                    --                 --                --                $.0705
  Net Assets, end of period (000's omitted)...........       $3,770            $16,118            $46,930            $103,745
---------------------

(1)...From April 5, 1993 (commencement of operations) to December 31, 1993.
(2)...Not annualized.
(3)...For fiscal years beginning January
1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus. DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable
                                 [Page 3]

conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVES
        The Series' primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. The Series' investment objectives cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objectives will be achieved.
MANAGEMENT POLICIES
        During periods which Sarofim determines to be of market strength, the Series acts aggressively to increase shareholders' capital by investing principally in common stocks of domestic and foreign issuers, common stocks with warrants attached and debt securities of foreign governments. The Series will seek investment opportunities generally in large capitalization companies (those with market capitalizations exceeding $500 million) which Sarofim believes have the potential to experience above average and predictable earnings growth. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The Series will be alert to those foreign and domestic issuers, which it considers undervalued by the stock market in terms of current earnings, assets or growth prospects. These companies will include those that management believes have new or innovative products, services or processes which can enhance prospects for growth in future earnings. Other than in periods of anticipated market weakness, the Series will invest at least 80% of its net assets in common stocks.
        The Series may invest up to 10% of the value of its assets in securities of foreign governments and foreign companies which are not publicly traded in the United States. By investing in foreign securities, the Series seeks to further its objective of capital growth. See "Investment Considerations and Risks_ Foreign Securities" below.
        While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when Sarofim determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Series' annual portfolio turnover rate is not expected to exceed 100%. In addition, the Series may engage in various investment techniques, such as lending portfolio securities and foreign currency transactions. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' portfolio securities will result in changes in the value of the Series' shares and thus the Series' total return to investors.

                                 [Page 4]

FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The percentage of the Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
FOREIGN CURRENCY TRANSACTIONS _ Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation or Sarofim. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series. MANAGEMENT OF THE FUND
INVESTMENT ADVISERS _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation
                                 [Page 5]

("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
        Sarofim, a registered investment adviser located at Two Houston Center, Suite 2907, Houston, Texas 77010, serves as the Series' sub-investment adviser. Sarofim was formed in 1958 and, as of December 31, 1996, provided investment advisory services to discretionary accounts having aggregate assets of approximately $32.3 billion. Sarofim, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and the day-to-day management of the Series, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Massachusetts law.
        The primary portfolio manager of the Series is Fayez Sarofim of Sarofim. He has held that position since the commencement of operations of the Series and has been employed by Sarofim since 1958. The Dreyfus Corporation and Sarofim also provide research services for the Series and for other funds advised by The Dreyfus Corporation or Sarofim, respectively, through a professional staff of portfolio managers and securities analysts.
        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee, at the annual rate set forth below as a percentage of the Series' average daily net assets:
                                                       Annual Rate of
                                                    Investment Advisory Fee
Average Daily Net Assets                                   Payable
_____________________                              ________________________
0 to $150 million.................................          .55%
$150 million to $300 million......................          .50%
$300 million or more..............................          .375%
        For the fiscal year ended December 31, 1996, the Fund paid The Dreyfus Corporation a monthly investment advisory fee at the annual rate of
 .55 of 1% of the value of the Series' average daily net assets.
        Under the terms of the Sub-Investment Advisory Agreement, the Fund has agreed to pay Sarofim a monthly fee at the annual rate set forth below as a percentage of the Series' average daily net assets:
                                                 Annual Rate of
                                                 Sub-Investment
Average Daily Net Assets                      Advisory Fee Payable
______________________                       ______________________
0 to $150 million............................       .20%
$150 million to $300 million.................       .25%
$300 million or more.........................       .375%

        For the fiscal year ended December 31, 1996, the Fund paid Sarofim a monthly sub-investment advisory fee at the annual rate of .20 of 1% of the value of the Series' average daily net assets.

                                 [Page 6]

        From time to time, The Dreyfus Corporation and Sarofim may waive receipt of their fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation or Sarofim at a later time for any amounts which may be waived, nor will the Fund reimburse The Dreyfus Corporation or Sarofim for any amounts which may be assumed.
        In allocating brokerage transactions, The Dreyfus Corporation and Sarofim seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation and Sarofim may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Series may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts, 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.
HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further
                                 [Page 7]

information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected.
Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxab le as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a
                                 [Page 8]

regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By me eting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1996, as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for federal income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.

                                 [Page 9]

GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to instances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Capital Appreciation Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.


                                 [Page 10]

APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's and Sarofim's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. BORROWING MONEY _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Series' total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 10% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible
                                 [Page 11]

securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities. WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount may be warrants which are not listed on the New York or American Stock Exchange. FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation and Sarofim to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS _ The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        Repurchase Agreements. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face
                                 [Page 12]

amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Rating Group ("S&P"), F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A-by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation and Sarofim to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation and Sarofim must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ILLIQUID SECURITIES _ Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 [Page 13]

[This Page Intentionally Left Blank]

                                 [Page 14]

[This Page Intentionally Left Blank]
                                 [Page 15]

Variable
Investment
Fund
Capital Appreciation
Portfolio
Prospectus
Registration Mark
Copy Rights 1997, Dreyfus Service Corporation
                                          112p050197
                                 [Page 16]



----------------------------------------------------------------------------
PROSPECTUS                                                      MAY 1, 1997
                      DREYFUS VARIABLE INVESTMENT FUND
                       DISCIPLINED STOCK PORTFOLIO
----------------------------------------------------------------------------

        THE DISCIPLINED STOCK PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.
        THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS THAT ARE GREATER THAN THE TOTAL RETURN PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS IN THE AGGREGATE, AS REPRESENTED BY THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX. THE SERIES WILL USE QUANTITATIVE STATISTICAL MODELING TECHNIQUES TO CONSTRUCT A PORTFOLIO IN AN ATTEMPT TO ACHIEVE ITS INVESTMENT OBJECTIVE, WITHOUT ASSUMING UNDUE RISK RELATIVE TO THE BROAD STOCK MARKET.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND
SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------


TABLE OF CONTENTS
                                                                   Page
Condensed Financial Information............................          3
Description of the Fund and Series.........................          3
Management of the Fund.....................................          5
How to Buy Shares..........................................          7
How to Redeem Shares.......................................          7
Dividends, Distributions and Taxes.........................          8
Performance Information....................................          9
General Information........................................          9
Appendix...................................................         11


                                    [Page 2]
CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and the report of independent auditors accompany the Statement of Additional Information, available upon request.
FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from April 30, 1996 (commencement of operations) to December 31, 1996. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.


PER SHARE DATA:
  Net asset value, beginning of period..........................                                     $12.50
                                                                                                    ________
  INVESTMENT OPERATIONS:
  Investment income-net.........................................                                        .07
  Net realized and unrealized gain
  on investments................................................                                       2.29
                                                                                                    ________
  TOTAL FROM INVESTMENT OPERATIONS..............................                                       2.36
                                                                                                    ________
  DISTRIBUTIONS:
  Dividends from investment income-net..........................                                       (.07)
                                                                                                    ________
  TOTAL DISTRIBUTIONS...........................................                                       (.12)
                                                                                                    ________
  Net asset value, end of period................................                                     $14.79
                                                                                                    ========
TOTAL INVESTMENT RETURN.........................................                                     18.86%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.......................                                       .80%(1)
  Ratio of net investment income to
  average net assets............................................                                       .72%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation........................                                       .16%(1)
  Portfolio Turnover Rate.......................................                                     30.62%(1)
  Average commission rate paid(3)...............................                                     $.0450
  Net assets, end of period (000's omitted).....................                                    $17,722

(1)  Not annualized.
(2)..Calculated based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December 31, 1996.
(3)..The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus. DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.

                                    [Page 3]

        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating
Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVE
        The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").* The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
        The Series uses quantitative statistical modeling techniques to identify equity securities which emphasize certain attributes expected to produce in the aggregate total return greater than that of the S&P 500 Index. This investment process utilizes disciplined control of fund risk and a process of rigorous security selection. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange, chosen to reflect the industries of the U.S. economy. The Series is not an index fund and its investments are not limited to securities of issuers in the S&P 500 Index.
        Individual security selection is the foundation of the Series' investment approach. Consistency of returns which exceed those of the S&P 500 Index and stability of the Series' asset value relative to the S&P 500 Index are primary goals of the investment process. Information from diverse sources is collected and used to construct valuation models which are combined to form a comprehensive computerized valuation ranking system identifying common stocks which appear to be over or under valued. These models include measures of actual and estimated earnings changes and relative value based on dividend discount calculations, book values to stock price ratios, earnings to stock price ratios and return on equity ratios. The computerized ranking system incorporates information from the most recent time period available to the system and categorizes individual securities within each industry according to relative attractiveness. The Dreyfus Corporation then uses the data provided by the model to construct a portfolio in an attempt to achieve the Series' investment objective, while attempting to maintain risk characteristics similar to those of the S&P 500 Index.
        Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities, consisting of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of American Depositary Receipts. While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Series' annual portfolio turnover rate is not expected to exceed 100%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions and transactions costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In an effort to increase returns, the Series may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
---------------------------
* "S&PRegistration Mark," "S&P 500Registration Mark" and "Standard & Poor's 500 Composite Stock Price Index" are trademarks of The McGraw-Hill
Companies, Inc. The Series is not sponsored, endorsed, sold or promoted by S&P or The McGraw-Hill Companies, Inc.
                                    [Page 4]

INVESTMENT CONSIDERATIONS AND RISKS
General _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
Equity Securities _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
Foreign Securities _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
Use of Derivatives _ The Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_ Derivatives" in the Statement of Additional Information.
State Insurance Regulation _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
Simultaneous Investment by Other Series or Funds _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
MANAGEMENT OF THE FUND
        Investment Adviser _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.

                                    [Page 5]

        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment
Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Bert Mullins. He has held that position since the Series commenced operations, and has been employed by The Dreyfus Corporation since October 1994. In addition to being a portfolio manager with The Dreyfus Corporation, Mr. Mullins has been employed by Laurel Capital Advisors, an affiliate of The Dreyfus Corporation, since October 1990. Mr. Mullins also is a Vice President, Portfolio Manager and Senior Security Analyst of Mellon, where he has been employed since 1966. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more series and/or to purchasers of VA contracts or VLI policies.
        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. For the period from April 30, 1996 (commencement of operations) through December 31, 1996, the Fund paid The Dreyfus Corporation a monthly advisory fee at the effective annual rate of .52 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
Expenses _ All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus Corporation or a sub-investment adviser. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any sub-investment adviser or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of
                                    [Page 6]

maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Series are charged against the assets of the Series; other expenses of the Fund are allocated among the Fund's series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each series.
Distributor _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. Transfer and Dividend Disbursing Agent and Custodian _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Series.
HOW TO BUY SHARES
        Fund shares currently are offered only to separate accounts of Participating Insurance Companies. Individuals may not place purchase orders directly with the Fund.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
HOW TO REDEEM SHARES
        Shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the
                                    [Page 7]

Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected.
Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.

                                    [Page 8]

        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The total return for the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Moody's Bond Survey Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that
                                    [Page 9]

participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which Series' shares are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                                    [Page 10]

APPENDIX
INVESTMENT TECHNIQUES
Borrowing Money _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
Use of Derivatives _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _
Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
Lending Portfolio Securities _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1\3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market
                                    [Page 11]

 value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
Convertible Securities _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
Depositary Receipts _ The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.
Foreign Government Obligations; Securities of Supranational Entities _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
Money Market Instruments _ The Series may invest in the following types of money market instruments.
        U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are
                                    [Page 12]

supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        Repurchase Agreements. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        Bank Obligations. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard and Poor's Ratings Group ("S&P"), F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        Participation Interests. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
Illiquid Securities _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective.
                                    [Page 13]

 Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                                    [Page 14]

[This Page Intentionally Left Blank]
                                    [Page 15]

Variable
Investment
Fund
Disciplined Stock
Portfolio
Prospectus
Registration Mark
Copy Rights 1997, Dreyfus Service Corporation
                                          150p050197
                                    [Page 16]




-------------------------------------------------------------------------------
PROSPECTUS                                                         MAY 1, 1997
                        DREYFUS VARIABLE INVESTMENT FUND
                          GROWTH AND INCOME PORTFOLIO
-------------------------------------------------------------------------------
        The Growth and Income Portfolio (the "Series") is a separate non-diversified portfolio of Dreyfus Variable Investment Fund (the "Fund"), an open-end, management investment company, known as a mutual fund. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating
Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). Individuals may not purchase shares directly from the Fund. This Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.
        The Series' investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Series invests primarily in equity securities, debt securities and money market instruments of domestic and foreign issuers.
        The Dreyfus Corporation serves as the Series' investment adviser.
        This Prospectus sets forth concisely information about the Fund and Series that an investor should know before investing in the Series through a
VA contract or VLI policy offered by a Participating Insurance Company. It should be read and retained for future reference.
        The Statement of Additional Information, dated May 1, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of
Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.
        Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal
Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                                 TABLE OF CONTENTS
                                                                        Page
             Condensed Financial Information...................            3
             Description of the Fund and Series................            3
             Management of the Fund............................            6
             How to Buy Shares.................................            7
             How to Redeem Shares..............................            8
             Dividends, Distributions and Taxes................            8
             Performance Information...........................            9
             General Information...............................            10
             Appendix..........................................            12
                    Page 2
                      CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                            FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated.
This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                 ----------------------------------
PER SHARE DATA:                                                                    1994(1)      1995       1996
                                                                                      ------      ------      ------
  Net asset value, beginning of period...............................              $12.50     $11.98       $18.33
                                                                                   ------      ------      ------
  INVESTMENT OPERATIONS:
  Investment income-net..............................................                 .28        .28          .36
  Net realized and unrealized gain (loss)
  on investments.....................................................                (.43)      7.07         3.43
                                                                                   ------      ------      ------
  TOTAL FROM INVESTMENT OPERATIONS...................................                (.15)      7.35         3.79
                                                                                   ------      ------      ------
  DISTRIBUTIONS:
  Dividends from investment income-net...............................                (.28)      (.27)        (.35)
  Dividends from net realized gain on investments....................                (.09)      (.73)       (2.22)
                                                                                   ------      ------      ------
  TOTAL DISTRIBUTIONS................................................                (.37)     (1.00)       (2.57)
                                                                                   ------      ------      ------
  Net asset value, end of period.....................................              $11.98     $18.33        $19.55
                                                                                   ======      ======      ======
TOTAL INVESTMENT RETURN..............................................               (1.22%)(2) 61.89%       20.75%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets............................                 .22%(2)    .92%         .83%
  Ratio of net investment income to
  average net assets.................................................                2.25%(2)   2.21%        1.96%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation............................                1.28%(2)    .03%         ._
  Portfolio Turnover Rate............................................              237.09%(2) 255.42%      237.44%
  Average commission rate paid(3)....................................                 ._         ._        $.1904
  Net assets, end of period (000's omitted)..........................              $1,040    $71,161     $225,935

(1)  From May 2, 1994 (commencement of operations) to December 31, 1994.
(2)  Not annualized.
(3) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                       DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
                    Page 3
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVE
        The Series' investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. MANAGEMENT POLICIES
        The Series invests in equity securities, debt securities and money market instruments of domestic and foreign issuers. The proportion of the Series' assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities.
        The equity securities in which the Series may invest consist of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of Depositary Receipts, as well as warrants to purchase such securities. The Series will be particularly alert to companies which offer opportunities for capital appreciation and growth of earnings, while paying current dividends.
        The debt securities in which the Series may invest include bonds, debentures, notes, mortgage-related securities and municipal obligations.
Debt securities (other than convertible debt securities) purchased by the Series must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch")or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation.
 Debt securities rated Baa by Moody's or BBB by S&P, Fitch or Duff are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. The Series may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's or CCC by S&P, Fitch and Duff, or, if unrated, deemed to be of comparable quality by The Dreyfus
Corporation. Debt securities rated Caa by Moody's and CCC by S&P's, Fitch and Duff are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are considered to be of poor standing. See "Investment Considerations and Risks_Lower Rated Convertible Securities" below.
        The money market instruments in which the Series may invest consist of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix--Certain Portfolio Securities--Money Market Instruments." While the Series does not intend to limit the amount of its assets invested in money market instruments, except to the extent believed necessary to achieve its investment objective, it does not expect under normal market conditions to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest its entire portfolio in money market instruments. The Series also may invest in money market instruments in anticipation of investing cash positions.
        The Series' annual portfolio turnover rate is not expected to exceed 300%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, leveraging, lending
                   Page 4
portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objectives and Management Policies -- Management Policies"in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
        The securities of the smaller companies in which the Series may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FIXED-INCOME SECURITIES -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain debt securities purchased by the Series, such as those rated Baa or lower by Moody's and BBB or lower by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix -- Certain Portfolio Securities -- Ratings" below and "Appendix" in the Statement of Additional Information.
LOWER RATED CONVERTIBLE SECURITIES -- The Series may invest up to 35% of its assets in higher yielding (and, therefore, higher risk) convertible debt securities, such as those rated Ba by Moody's or BB by S&P, Fitch or Duff, or as low as those rated Caa by Moody's or CCC by S&P, Fitch or Duff (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated convertible debt securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix -- Certain Portfolio Securities -- Ratings."
FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
                 Page 5
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."
USE OF DERIVATIVES -- The Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.
The Derivatives the Series may use include options and futures and mortgage-related securities. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
NON-DIVERSIFIED STATUS -- The classification of the Series as a "non-diversified" investment company means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Series' assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Series' portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Series may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
STATE INSURANCE REGULATION -- The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS -- Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
                      MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance
                  Page 6
with Massachusetts law. The Series' primary portfolio manager is Richard
Hoey. He has held that position since May 1994 and has been employed by The Dreyfus Corporation since April 1991. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation
 also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
        For the fiscal year ended December 31, 1996, the Fund paid The
Dreyfus Corporation a monthly advisory fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price.
Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Series may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.
                             HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
                       Page 7
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.
                              HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                   DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income quarterly. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected.
Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that
                    Page 8
a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses a re accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal Income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                         PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
                  Page 9
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The effective yield and total return of the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance
Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                        GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to instances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Growth and Income Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
                  Page 10
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.
                      Page 11
                              APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
SHORT-SELLING -- In these transactions, the Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.
        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Series' net assets. The Series may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Series' net assets. The Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
        The Series may make short sales "against the box," in which the Series enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box. LEVERAGE -- Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Series' total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
        The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. Except for these transactions, the Series' borrowings generally will be unsecured.
USE OF DERIVATIVES -- The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series --
Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its
                Page 12
Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.
When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES -- The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS -- The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.
The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES -- Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.
Convertible securities have general characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convert-
                 Page 13
ible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS -- A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange.
MORTGAGE-RELATED SECURITIES -- Mortgage-related securities are a form of Derivative collateralized by pools of mortgages. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.
        The mortgage-related securities in which the Series may invest also include multi-class pass through certificates secured principally by mortgage loans on commercial properties. These mortgage-related securities are structured similarly to mortgage-related securities secured by pools of residential mortgages. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves large r loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.
        The Series also may invest in subordinated mortgage-related securities ("Subordinated Securities"), which are issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
        As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related
                 Page 14
security's expected maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Series. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Series' mortgage-related securities to decrease broadly, the Series' effective duration, and thus sensitivity to interest rate fluctuations, would increase. For further discussion concerning the investment considerations involved, see "Description of the Fund and Series_Investment Considerations and Risks_Fixed-Income Securities" and "Illiquid Securities" below.
MUNICIPAL OBLIGATIONS -- Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Series also may acquire call options on specific municipal obligations. The Series generally would purchase these call options to protect the Series from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
        While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Series investments. Dividends received by shareholders on Series shares which are attributable to interest income received by the Series from municipal obligations generally will be subject to Federal income tax. The Series will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Series investments. The Series currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval. DEPOSITARY RECEIPTS -- The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the
Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS--The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of
                Page 15
issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer then seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ZERO COUPON -- The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities
                   Page 16
also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES -- The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-backed securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
RATINGS -- Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P, Fitch and Duff are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
Securities rated Caa by Moody's or CCC by S&P, Fitch or Duff are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE
FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
              Page 17
[This Page Intentionally Left Blank]
              Page 18
[This Page Intentionally Left Blank]
              Page 19

Variable
Investment
Fund
Growth and Income
Portfolio
Prospectus

Registration Mark

Copy Rights 1997, Dreyfus Service Corporation
                                          108p050197
             Page 20

PROSPECTUS                                          MAY 1, 1997
DREYFUS VARIABLE INVESTMENT FUND
INTERNATIONAL EQUITY PORTFOLIO
        THE INTERNATIONAL EQUITY PORTFOLIO (THE "SERIES") IS A SEPARATE NON-DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.
        THE SERIES' INVESTMENT OBJECTIVE IS TO MAXIMIZE CAPITAL GROWTH. THE SERIES INVESTS PRIMARILY IN THE EQUITY SECURITIES OF FOREIGN ISSUERS LOCATED THROUGHOUT THE WORLD.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND
SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
       Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.
THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
                                                                       Page
         Condensed Financial Information...................             3
         Description of the Fund and Series................             4
         Management of the Fund............................             6
         How to Buy Shares.................................             7
         How to Redeem Shares..............................             8
         Dividends, Distributions and Taxes................             8
         Performance Information...........................             9
         General Information...............................            10
         Appendix..........................................            11

                                             [Page 2]
CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and the report of independent auditors accompany the Statement of Additional Information, available upon request. FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.


                                                                                         YEAR ENDED DECEMBER 31,
                                                                              _________________________________________________
                                                                               1994(1)             1995                  1996
                                                                             __________         __________            __________
PER SHARE DATA:
  Net asset value, beginning of period...............................          $12.50              $12.02               $12.82
                                                                             __________         __________            __________
  INVESTMENT OPERATIONS:
  Investment income-net...........................................                .15                 .15                  .10
  Net realized and unrealized gain (loss)
  on investments.....................................................            (.40)                .74                 1.16
                                                                             __________         __________            __________
  TOTAL FROM INVESTMENT OPERATIONS...................................            (.25)                .89                 1.26
                                                                             __________         __________            __________
  DISTRIBUTIONS:
  Dividends from investment income-net..............................             (.14)               (.08)                (.09)
  Dividends in excess of investment income-net.......................            (.09)               (.01)                  --
  Dividends from net realized gain on investments....................             --                  --                  (.39)
  Dividends in excess of net realized gain on investments............             --                  --                  (.06)
                                                                             __________         __________            __________
  TOTAL DISTRIBUTIONS................................................            (.23)               (.09)                (.54)
                                                                             __________         __________            __________
  CAPITAL CONTRIBUTION FROM AN AFFILIATE OF THE DREYFUS CORPORATION..             --                  --                   .22
                                                                             __________         __________            __________
  Net asset value, end of period.....................................          $12.02              $12.82                $13.76
                                                                           ============        ===========            ==========
TOTAL INVESTMENT RETURN.........................................               (2.00%)(2)           7.39%               11.61%(3)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........................              .23%(2)            1.59%                1.28%
  Ratio of net investment income to
  average net assets.................................................           1.11%(2)            1.13%                 .92%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation............................           1.70%(2)             .45%                  --
  Portfolio Turnover Rate...........................................           16.75%(2)           70.22%              181.13%
  Average commission rate paid (4)...................................             --                 --                 $.0255
  Net assets, end of period (000's omitted)..........................          $1,089              $7,672              $24,355

(1)  From May 2, 1994 (commencement of operations) to December 31, 1994.
(2)  Not annualized.
(3) Had the Series not had a capital contribution by an affiliate of The Dreyfus Corporation during the period, the total investment return would have been 9.89%.
(4) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


                                       [Page 3]

DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by series.
INVESTMENT OBJECTIVE
        The Series' investment objective is to maximize capital growth. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. MANAGEMENT POLICIES
        It is a fundamental policy of the Series that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities of foreign issuers. Equity securities consist of common stocks, convertible securities and preferred stocks. The Series also may invest in debt securities of foreign issuers that management believes, based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors, offer opportunities for capital growth. Under normal market conditions, it is expected that substantially all of the Series' assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Series ordinarily will seek to invest its assets in no fewer than three foreign countries. The Series may invest up to 5% of its assets in securities of companies that have been in continuous operation for fewer than three years.
        The debt securities in which the Series may invest must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Baa by Moody's or BBB by S&P, Fitch or Duff are considered investment grade obligations which lack outstanding investment characteristics and have speculative characteristics as well. See "Investment Considerations and Risk_Fixed-Income Securities" below.
        While seeking desirable equity investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Series' annual portfolio turnover rate is not expected to exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment
                                       [Page 4]

Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' portfolio securities will result in changes in the value of the Series' shares and thus the Series' return to investors.
        The securities of the smaller companies in which the Series may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
FOREIGN CURRENCY TRANSACTIONS _ Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."
FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain debt securities purchased by the Series, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.

                                       [Page 5]

USE OF DERIVATIVES _ The Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.
The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfoli
o and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
NON-DIVERSIFIED STATUS _ The classification of the Series as a "non-diversified" investment company, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Series' assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Series' portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Series may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Ronald Chapman.
He has held that position since April 1996 and has been employed by The Dreyfus Corporation since January 1996. Prior thereto, Mr. Chapman served for ten years as Vice President of the Global Strategy and Management Group for Northern Trust Company. The Series' other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is
                                       [Page 6]

among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
        For the fiscal year ended December 31, 1996, the Fund paid The
Dreyfus Corporation a monthly advisory fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Series may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Series' Custodian.
HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.

                                       [Page 7]

        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected.
Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The
                                       [Page 8]

Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxab le as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.

                                       [Page 9]

        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Money Magazine, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Morgan Stanley Capital International World Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to instances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the International Equity Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                                       [Page 10]

APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
BORROWING MONEY _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. In addition, while borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
USE OF DERIVATIVES _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _
Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and
                                       [Page 11]

Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1\3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's finan cial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange.
DEPOSITARY RECEIPTS _The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by
                                       [Page 12]

non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTs_The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently
                                       [Page 13]

rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ZERO COUPON SECURITIES _ The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES_ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                       [Page 14]
[This Page Intentionally Left Blank]
                                       [Page 15]
Variable
Investment
Fund
International Equity
Portfolio
PROSPECTUS
Registration Mark
Copy Rights 1997, Dreyfus Service Corporation
                                          109p050197
                                       [Page 16]

-------------------------------------------------------------------------------
PROSPECTUS                                                         MAY 1, 1997
                         DREYFUS VARIABLE INVESTMENT FUND
                          INTERNATIONAL VALUE PORTFOLIO
-------------------------------------------------------------------------------
        THE INTERNATIONAL VALUE PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT
WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.
        THE SERIES' INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL GROWTH. THE SERIES INVESTS PRIMARILY IN A PORTFOLIO OF PUBLICLY-TRADED EQUITY SECURITIES
OF FOREIGN ISSUERS WHICH ARE CHARACTERIZED AS "VALUE" COMPANIES ACCORDING TO CRITERIA ESTABLISHED BY THE DREYFUS CORPORATION.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A
VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS
IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
                                      TABLE OF CONTENTS
                                                                         Page
       Condensed Financial Information.........................          3
       Description of the Fund and Series......................          3
       Management of the Fund..................................          5
       How to Buy Shares.......................................          7
       How to Redeem Shares....................................          7
       Dividends, Distributions and Taxes......................          8
       Performance Information.................................          9
       General Information.....................................          9
       Appendix................................................          11
                 Page 2
                      CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and the report of independent auditors accompany the Statement of Additional Information, available upon request.
                           FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from April 30, 1996 (commencement of operations) to December 31, 1996. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.

PER SHARE DATA:
  Net asset value, beginning of period..........................                              $12.50
                                                                                              -------
  INVESTMENT OPERATIONS:
  Investment income-net.........................................                                 .08
  Net realized and unrealized gain
  on investments................................................                                 .34
                                                                                              -------
  TOTAL FROM INVESTMENT OPERATIONS..............................                                 .42
                                                                                              -------
  DISTRIBUTIONS:
  Dividends from investment income-net..........................                                (.08)
  Dividends from net realized gain on investments...............                                (.04)
                                                                                              -------
  TOTAL DISTRIBUTIONS...........................................                                (.12)
                                                                                              -------
  Net asset value, end of period................................                              $12.80
                                                                                              -------
                                                                                              -------
TOTAL INVESTMENT RETURN.........................................                                3.41%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.......................                                1.01%(1)
  Ratio of net investment income to
  average net assets............................................                                 .76%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation........................                                 .34%(1)
  Portfolio Turnover Rate.......................................                               24.48%(1)
  Average commission rate paid(3)...............................                              $.0351
  Net assets, end of period (000's omitted).....................                              $8,027

(1)  Not annualized.
(2) Calculated based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December 31, 1996.
(3) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                        DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
                         Page 3
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVE
        The Series' investment objective is long-term capital growth. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. MANAGEMENT POLICIES
        The Series anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities principally of foreign issuers which characterized as "value" companies according to criteria established by The Dreyfus Corporation. Under normal market conditions, the Series expects that substantially all of its assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Series ordinarily will seek to invest its assets in not less than three foreign countries. The Series' securities selections generally will be made without regard to an issuer's market capitalization. Equity securities consist of common stocks, convertible securities and preferred stocks.
        The Series' investment approach is value-oriented, research-driven and risk adverse. To manage the Series, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description. In addition, The Dreyfus Corporation intends to consider broader measures of value, including operating return characteristics, overall financial health and positive changes in business momentum. This value-oriented, bottom-up investment style is both quantitative and fundamentally based, focusing first on stock selection then enhanced by country allocation guidelines.
        The Series may invest, to a limited extent, in debt securities issued by foreign governments and securities issued by closed-end investment companies. While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Series' annual portfolio turnover rate is not expected to exceed 150%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions and transactions costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
General _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
                    Page 4
Equity Securities _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
Foreign Securities _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
Foreign Currency Transactions _ Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."
Use of Derivatives _ The Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.
The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_ Derivatives" in the Statement of Additional Information.
State Insurance Regulation _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
Simultaneous Investment by Other Series or Funds _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
                        MANAGEMENT OF THE FUND
        Investment Adviser _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation
                   Page 5
("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Sandor Cseh. He has held that position since the Series commenced operations, and has been employed by The Dreyfus Corporation since May 1996 and by The Boston Company Asset Management, Inc., an affiliate of The Dreyfus Corporation, or its predecessor since 1994. Prior to joining The Boston Company Asset Management, Inc., Mr. Cseh was President of Cseh International & Associates Inc., the international money management division of Cashman, Farrell & Association, and was a securities analyst with several banks. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more series and/or to purchasers of VA contracts or VLI policies.
        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of 1.00% of the value of the Series' average daily net assets. For the period from April 30, 1996 (commencement of operations) through December 31, 1996, the Fund paid The Dreyfus Corporation a monthly advisory fee at the effective annual rate of .50 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
Expenses _ All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus
Corporation or a sub-investment adviser. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any sub-investment adviser or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification
                   Page 6
fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Series are charged against the assets of the Series; other expenses of the Fund are allocated among the Fund's series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each series.
Distributor _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
Transfer and Dividend Disbursing Agent and Custodian _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Series.
                               HOW TO BUY SHARES
        Fund shares currently are offered only to separate accounts of Participating Insurance Companies. Individuals may not place purchase orders directly with the Fund.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series
(i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional
Information.
                            HOW TO REDEEM SHARES
        Shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company
                 Page 7
will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected.
Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the
                    Page 8
Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The total return for the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                              GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance
                    Page 9
with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which Series' shares are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.
                  Page 10
                             APPENDIX
INVESTMENT TECHNIQUES
        Foreign Currency Transactions _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
Borrowing Money _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
Use of Derivatives _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _ Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its
                 Page 11
obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
Lending Portfolio Securities _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1\3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS -- The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
Convertible Securities _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
Warrants _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities.
Depositary Receipts _ The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securi-
                  Page 12
ties. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.
Foreign Government Obligations; Securities of Supranational Entities _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the
Asian Development Bank and the InterAmerican Development Bank.
Money Market Instruments _ The Series may invest in the following types of money market instruments.
        U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        Repurchase Agreements. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        Bank Obligations. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard and Poor's Ratings Group ("S&P"), F-1 by Fitch Investors
                Page 13
Service L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"),
(b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        Participation Interests. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
Illiquid Securities _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
               Page 14
                     [This Page Intentionally Left Blank]
                Page 15

Variable
Investment
Fund
International Value
Portfolio
Prospectus

Registration Mark

Copy Rights 1997, Dreyfus Service Corporation
                                          152p050197
           Page 16

PROSPECTUS                                     MAY 1, 1997
DREYFUS VARIABLE INVESTMENT FUND
LIMITED TERM HIGH INCOME PORTFOLIO
    THE LIMITED TERM HIGH INCOME PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.
    THE SERIES' INVESTMENT OBJECTIVE IS TO MAXIMIZE TOTAL RETURN, CONSISTING OF CAPITAL APPRECIATION AND CURRENT INCOME. THE SERIES SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING UP TO ALL OF ITS ASSETS IN A PORTFOLIO OF LOWER RATED FIXED-INCOME SECURITIES, COMMONLY KNOWN AS "JUNK BONDS," THAT, UNDER NORMAL MARKET CONDITIONS, HAS AN EFFECTIVE DURATION OF THREE AND ONE-HALF YEARS OR LESS AND AN EFFECTIVE AVERAGE PORTFOLIO MATURITY OF FOUR YEARS OR LESS. INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE SERIES.
THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
    THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
    THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
    Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  TABLE OF CONTENTS
                                                                Page
   Description of the Fund and Series................             3
   Management of the Fund............................             6
   How to Buy Shares.................................             7
   How to Redeem Shares..............................             8
   Dividends, Distributions and Taxes................             8
   Performance Information...........................             9
   General Information...............................            10
   Appendix..........................................            12


                                              [Page 2]

DESCRIPTION OF THE FUND AND SERIES
GENERAL
    The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
    Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
    Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVE
    The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
    Under normal market conditions, the Series will invest at least 65% of the value of its net assets in bonds, debentures, notes and other debt instruments rated below investment grade, or, if unrated, determined by The Dreyfus Corporation to be of comparable quality. The securities in which the Series invests also include mortgage-related securities, asset-backed securities, zero coupon securities, municipal obligations, preferred stock, convertible debt obligations and convertible preferred stock. The issuers of such securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Series may invest in companies in, or governments of, developing countries.
    Under normal market conditions, the Series will invest in a portfolio of securities that has an effective duration of three and one-half years or less. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Series, The Dreyfus Corporation will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded
                                    [Page 3]

options, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration.
    Securities rated below investment grade are those rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff"). These securities carry a high degree of risk and are considered speculative by the credit rating agencies. See "Investment Considerations and Risks_High Yield-Lower Rated Securities" and "Appendix_Certain Portfolio Securities_High Yield-Lower Rated Securities" below for a discussion of certain risks, and "Appendix" in the Statement of Additional Information. The Series may hold investment grade rated debt securities (or unrated securities of comparable quality) when the yield differential between below investment grade and investment grade securities narrows and the risk of loss may be reduced with only a relatively small reduction in yield. The Series also may invest in investment grade rated debt securities when The Dreyfus Corporation determines that a defensive investment position is appropriate in light of market or economic conditions.
    While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
    The Series' annual portfolio turnover rate is expected to exceed 100%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions and transaction costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Series also may engage in various investment techniques, such as transactions in foreign currency, options, futures and swaps, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. The Series' investment in high yield fixed-income securities may cause the Series' share price to be highly volatile at times. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
HIGH YIELD-LOWER RATED SECURITIES_The Series invests primarily in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, Fitch or Duff, or as low as the lowest rating assigned by Moody's, S&P, Fitch or Duff (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value.
    Bond prices are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, below investment grade debt securities may be relatively less sensitive to interest rate changes than higher quality debt securities of comparable maturity, because of their higher
                                    [Page 4]

coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risks associated with below investment grade debt securities potentially can have greater affect on the value of such securities than may be the case with higher quality issues of comparable maturity. See "Appendix_Certain Portfolio Securities_High Yield-Lower Rated Securities" below and "Appendix" in the Statement of Additional Information.
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
    Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
    Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
    Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
FOREIGN CURRENCY TRANSACTIONS _ Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."
MUNICIPAL LEASE/PURCHASE OBLIGATIONS _ Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
USE OF DERIVATIVES _ The Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures, mortgage-related securities, asset-backed securities and swaps. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value,
                                    [Page 5]

decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.
    The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Roger King. He has held that position since the Series commenced operations and has been employed by The Dreyfus Corporation since February 1996. Prior thereto, Mr. King was a Vice President of High Yield Research and, most recently, director of High Yield Research at Citibank Securities, Inc. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
    Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
    In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among
                                    [Page 6]

other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage Transactions for the Series may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Addition al Information.
    The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more series and/or to purchasers of VA contracts or VLI policies.
    Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .65 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
EXPENSES _ All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus
Corporation or a sub-investment adviser. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any sub-investment adviser or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Series are charged against the assets of the Series; other expenses of the Fund are allocated among the Fund's series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each series.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Series.
HOW TO BUY SHARES
    FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
    Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.

                                    [Page 7]

    Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance
Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
    Shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Series' investments are valued each business day by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
HOW TO REDEEM SHARES
    Shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
    The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
    Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
DIVIDENDS, DISTRIBUTIONS AND TAXES
    Under the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. The Series declares and pays dividends from net investment income quarterly. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if
                                    [Page 8]

any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
    Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
    Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
    It is expected that the Series will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes. PERFORMANCE INFORMATION
    For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
    Current yield refers to the Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.

                                    [Page 9]

    Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
    Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
    Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The effective yield and total return for the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.
    Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Bond Buyer's 20-Bond Index, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
GENERAL INFORMATION
    The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
    Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability
                                    [Page 10]

is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
    The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.
    To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
    The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
    Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which Series' shares are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                                    [Page 11]
APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
    Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
SHORT-SELLING _ In these transactions, the Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.
    Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Series' net assets. The Series may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Series' net assets. The Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
    The Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box. LEVERAGE _ Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Series' total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
    The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. Except for these transactions, the Series' borrowings generally will be unsecured.
USE OF DERIVATIVES _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _
Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
    Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the
                                    [Page 12]

same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
    Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
    If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
    Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
    The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may
                                    [Page 13]

engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
HIGH YIELD-LOWER RATED SECURITIES _ Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P, Fitch and Duff are in default and the payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general descriptio n of securities ratings.
    These securities may be particularly susceptible to economic downturns.
It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
    The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
MORTGAGE-RELATED SECURITIES _ Mortgage-related securities are a form of Derivative collateralized by pools of mortgages. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and
                                    [Page 14]

the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.
    The mortgage-related securities in which the Series may invest also include multi-class pass through certificates secured principally by mortgage loans on commercial properties. These mortgage-related securities are structured similarly to mortgage-related securities secured by pools of residential mortgages. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves large r loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.
    The Series also may invest in subordinated mortgage-related securities ("Subordinated Securities"), which are issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
    As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Series. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Series' mortgage-related securities to decrease broadly, the Series' effective duration, and thus sensitivity to interest rate fluctuations, would increase.
ASSET-BACKED SECURITIES _ Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has
                                    [Page 15]

included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Series may invest in these and other types of asset-backed securities that may be developed in the future.
    Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Series with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
MUNICIPAL OBLIGATIONS _ Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Series also may acquire call options on specific municipal obligations. The Series generally would purchase these call options to protect the Series from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
    While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Series investments. Dividends received by shareholders on Series shares which are attributable to interest income received by the Series from municipal obligations generally will be subject to Federal income tax. The Series will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Series investments. The Series currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.
ZERO COUPON SECURITIES _ The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS _ The Series may invest in the following types of money market instruments.
    U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported
                                    [Page 16]

by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
    REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
    BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
    COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
    PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.

                                    [Page 17]

ILLIQUID SECURITIES _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-backed securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    [Page 18]
[This Page Intentionally Left Blank]
                                    [Page 19]
Variable
Investment
Fund
Limited Term High Income
Portfolio
Prospectus
Registration Mark
Copy Rights 1997, Dreyfus Service Corporation
                                          156p050197
                                    [Page 20]

PROSPECTUS                                         MAY 1, 1997
DREYFUS VARIABLE INVESTMENT FUND
MANAGED ASSETS PORTFOLIO
        THE MANAGED ASSETS PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.
        THE SERIES' INVESTMENT OBJECTIVE IS TO MAXIMIZE TOTAL RETURN, CONSISTING OF CAPITAL APPRECIATION AND CURRENT INCOME. THE SERIES IS MANAGED AS A "CONTRARY VALUE" PORTFOLIO AND ITS INVESTMENTS INCLUDE EQUITY SECURITIES, DEBT SECURITIES AND MONEY MARKET INSTRUMENTS OF DOMESTIC AND FOREIGN ISSUERS.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND
SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
       Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                    TABLE OF CONTENTS
                                                               Page
 Condensed Financial Information...................             3
 Description of the Fund and Series................             4
 Management of the Fund............................             7
 How to Buy Shares.................................             8
 How to Redeem Shares..............................             9
 Dividends, Distributions and Taxes................             9
 Performance Information...........................            10
 General Information...............................            11
 Appendix..........................................            13


                                     [Page 2]

CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.

                                                                                              YEAR ENDED DECEMBER 31,

                                               ____________________________________-_________________________________________
PER SHARE DATA:                                1990(1)     1991        1992        1993         1994         1995         1996
                                               _______    _______     _______    ________      _______      _______      _______
  Net asset value, beginning of period.       $10.00      $10.11      $10.76      $10.14       $12.92       $12.37       $11.70
                                               _______    _______     _______    ________      _______      _______      _______
  INVESTMENT OPERATIONS:
  Investment income-net................          .08         .41         .22         .20          .35          .51          .63
  Net realized and unrealized gain
  (loss) on investments................          .11         .66        (.11)       2.71         (.56)        (.54)       (1.05)
                                               _______    _______     _______    ________      _______      _______      _______
  TOTAL FROM INVESTMENT OPERATIONS.....          .19        1.07         .11        2.91         (.21)        (.03)        (.42)
                                               _______    _______     _______    ________      _______      _______      _______
  DISTRIBUTIONS:
  Dividends from investment income-net.         (.08)       (.42)       (.31)       (.13)        (.32)        (.64)        (.56)
  Dividends in excess of investment income-net    --          --          --         --          (.02)          --         (.06)
  Dividends from net realized gain on investments --          --        (.42)        --           --            --           --
  Paid-in capital......................                   --    --        --         --           --            --         (.06)
                                               _______    _______     _______    ________      _______      _______      _______
  TOTAL DISTRIBUTIONS..................         (.08)       (.42)       (.73)       (.13)        (.34)        (.64)        (.68)
                                               _______    _______     _______    ________      _______      _______      _______
  Net asset value, end of period.......       $10.11      $10.76      $10.14      $12.92       $12.37       $11.70       $10.60
                                             =======     =======     =======    ========     ========     ========      ========
TOTAL INVESTMENT RETURN................        1.85%(2)   10.60%       1.07%      28.59%       (1.56%)       (.26%)      (3.62%)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets       .34%(2)    1.00%        .97%        .27%         .25%         .94%         .93%
  Ratio of net investment income to
     average net assets                        2.11%(2)    4.46%       1.88%       1.87%        3.54%        3.56%        4.12%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation
  and Comstock Partners, Inc.  ........        8.82%(2)    2.83%       1.70%       2.25%         .88%        .--           --
  Portfolio Turnover Rate.............           --       91.97%     118.78%      99.08%       25.96%       53.88%      124.19%
  Average commission rate paid(3)......          --          --          --          --           --           --        $.0250
  Net assets, end of period (000's omitted)    $ 716      $2,179      $1,865      $7,957      $30,510      $25,272      $21,101

(1)  From August 31, 1990 (commencement of operations) to
December 31, 1990.
(2)   Not annualized.
(3)  For fiscal years beginning January 1, 1996, the
Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


                                        [Page 3]

DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVE
        The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
        The Series is managed as a "contrary value" portfolio and its investments include (i) securities which are out-of-favor and whose price to earnings ratios are lower than the rest of the market or industry, (ii) securities which are temporarily depressed but for which a turnaround is expected and (iii) special situations, such as corporate restructuring, gold stocks and high yield bonds. In connection therewith, the Series follows an asset allocation strategy by investing in equity securities, debt securities and money market instruments of domestic and foreign issuers. The Series will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Series' permitted investment categories at all times. The asset allocation mix selected will be a primary determinant of the Series' investment performance.
        The equity securities in which the Series may invest include common stocks, preferred stocks, convertible securities and warrants. The debt securities in which the Series may invest include bonds, debentures and notes. The Series may invest up to 60% of the value of its total assets in the securities of foreign issuers, including those issued in the form of Depositary Receipts. The Series' may invest up to 20% of the value of its total net assets in securities of issuers principally located in any one foreign country, except that the Series may invest up to 35% of the value of its total net assets in securities of issuers located in any one of the following foreign countries: Australia, Canada, France, Germany, Japan or the United Kingdom. The Series may invest in the securities of companies whose principal activities are in, or governments of, emerging markets. See "Investment Considerations and Risks _ Foreign Securities" below.
        The Series generally seeks to invest in equity securities determined to offer above average potential for total return. In making this determination, factors including price-earnings ratios, cash flow and the relationship of asset value to market value of the securities will be taken into account. The Series will be alert to companies engaged in restructuring efforts, such as mergers, acquisitions and divestitures of less profitable units.

                                        [Page 4]

        The Series generally seeks to invest in debt securities where the yield and potential for capital appreciation of the security are considered sufficiently attractive in light of the risks of ownership of the security. In determining whether the Series should invest in particular debt securities, the factors considered include: the price, coupon and yield to maturity; assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions. Ratings, if any, assigned to the securities by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or other recognized rating agencies also will be considered. The judgment of The Dreyfus Corporation as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service. The
 Series is not subject to any limit on the percentage of its assets that may be invested in securities having a certain rating. Low-rated and unrated securities have special risks relating to the ability of the Series to receive timely, or perhaps ultimate, payment of principal and interest. Such securities are considered to have speculative characteristics and to be of poor quality; some obligations in which the Series may invest may be in default. See "Investment Considerations and Risks_Lower Rated Securities" below. The Series also may invest in zero coupon securities (as described below).
        The Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." The Series may invest up to 100% of its assets in money market instruments, but at no time will the Series' investments in bank obligations, including time deposits, exceed 25% of its assets.
        To the extent permitted under the 1940 Act, the Series may invest in securities issued by closed-end investment companies which principally invest in securities of foreign issuers. The Series also may purchase to a limited extent securities representing the right to receive the capital appreciation above a certain amount, and other securities representing the right to receive dividends and all other attributes of beneficial ownership, in respect of an entity's common stock or other similar instrument. These securities typically are sold as shares in unit investment trusts.
        The Series' annual portfolio turnover rate may exceed 100%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of the Series' shares and thus the Series' total return to investors.
        The securities of the smaller companies in which the Series may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

                                        [Page 5]

FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain debt securities purchased by the Series, such as those rated Baa or lower by Moody's and BBB or lower by S&P, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstance s deemed relevant in determining whether to continue to hold the security.
See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
LOWER RATED SECURITIES _ The Series may invest up to 35% of its assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, or as low as the lowest rating assigned by Moody's or S&P (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix_Certain Portfolio Securities_ Ratings."
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The percentage of the Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
FOREIGN CURRENCY TRANSACTIONS _ Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or
                                        [Page 6]

by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions." USE OF DERIVATIVES _ The Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.
The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A,. which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Timothy M. Ghriskey. He has held that position since January 1, 1997 and has been employed by The Dreyfus Corporation since July 1995. For more than five years prior thereto, he was Vice President and Associate Managing Partner of Loomis,
 Sayles & Company. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund as well as for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation,
                                        [Page 7]

Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        From August 31, 1990 (commencement of operations) through December
31, 1996, Comstock Partners, Inc. ("Comstock Partners"), a registered investment adviser located at 10 Exchange Place, Jersey City, New Jersey 07302, served as the Series' sub-investment adviser. Comstock Partners, subject to the supervision and approval of The Dreyfus Corporation, provided investment advisory assistance and the day-to-day management of the Series, as well as research and statistical information under a Sub-Investment Advisor y Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Massachusetts law. Effective December 31, 1996, the Sub-Investment Advisory Agreement with Comstock Partners was terminated.
        For the fiscal year ended December 31, 1996, the Fund paid The
Dreyfus Corporation a monthly investment advisory fee at the annual rate of
 .375 of 1% of the value of the Series' average daily net assets. For the fiscal year ended December 31, 1996, the Fund paid Comstock Partners a monthly sub-investment advisory fee at the annual rate of .375 of 1% of the value of the Series' average daily net assets.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Series' Custodian.
HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of
                                        [Page 8]

Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in
                                        [Page 9]

all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.
Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1996, as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the
                                        [Page 10]

period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends
                                        [Page 11]

to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Managed Assets Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                                        [Page 12]

                                     APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately future exchange rates between foreign currencies and the U.S. dollar.
SHORT-SELLING -- In these transactions, the Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.
        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Series' net assets. The Series may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Series' net assets. The Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
        The Series may make short sales "against the box," in which the Series enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box. LEVERAGE -- Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Series' total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
        The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. Except for these transactions, the Series' borrowings generally will be unsecured.
USE OF DERIVATIVES -- The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with

                                [Page 13]

respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES -- The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 20% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS -- The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES -- Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
                                     [Page 14]

WARRANTS -- A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount may be warrants which are not listed on the New York or American Stock Exchange. DEPOSITARY RECEIPTS --The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTs--The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.


        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional

                                     [Page 15]

investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch Investors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
INVESTMENT COMPANIES -- The Series may invest in securities issued by investment companies. Under the 1940 Act, the Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.


ZERO COUPON SECURITIES -- The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES -- The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that

                                     [Page 16]

are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
RATINGS -- Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's or CCC by S&P are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                        [Page 17]
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                                        [Page 18]
                       [This Page Intentionally Left Blank]
                                        [Page 19]

Variable
Investment
Fund
Managed Assets
Portfolio
PROSPECTUS
Registration Mark
Copy Rights 1997, Dreyfus Service Corporation
                                          118P050197
                                        [Page 20]

------------------------------------------------------------------------------
PROSPECTUS                                                         MAY 1, 1997
                    DREYFUS VARIABLE INVESTMENT FUND
                         MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------
        THE MONEY MARKET PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.
        THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. THE SERIES INVESTS IN SHORT-TERM MONEY MARKET INSTRUMENTS. AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE
TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------
THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                         TABLE OF CONTENTS
                                                             Page
 Condensed Financial Information...................            3
 Yield Information.................................            3
 Description of the Fund and Series................            4
 Management of the Fund............................            6
 How to Buy Shares.................................            7
 How to Redeem Shares..............................            7
 Dividends, Distributions and Taxes................            8
 General Information...............................            9
 Appendix..........................................            11
 Page 2

                      CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                           FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusions of which would reduce the Series' total investment return for each period indicated.

                                                                             YEAR ENDED DECEMBER 31,

                                                                     -----------------------------------------
PER SHARE DATA:                                      1990(1)      1991      1992      1993      1994      1995      1996
                                                     ------       ------    ------    ------    ------    ------    ------
  Net asset value, beginning of period.             $ 1.00       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                     ------       ------    ------    ------    ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income-net................               .024         .058      .041      .032      .043      .055      .050
  DISTRIBUTIONS:
  Dividends from investment income-net.              (.024)       (.058)    (.041)    (.032)    (.043)    (.055)    (.050)
                                                     ------       ------    ------    ------    ------    ------    ------
  Net asset value, end of period.......             $ 1.00       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                     ======       ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN................            7.27%(2)        5.99%     4.14%    3.29%      4.37%     5.66%     5.10%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets           .03%(2)         .--       .--       .--       .--       .62%      .62%
  Ratio of net investment income to
  average net assets...................            7.18%(2)        5.78%     4.10%     3.23%     4.62%     5.51%     4.96%
  Decrease reflected in above
  expense ratios due to undertakings
  by The Dreyfus Corporation...........           30.51%(2)        3.94%     4.25%     2.81%      .88%      .03%      .--
  Net assets, end of period (000's omitted)           $741       $1,619      $790    $7,651   $34,728   $45,249   $56,186

(1) From August 31, 1990 (commencement of operations) to December 31, 1990.
(2) Annualized.
                              YIELD INFORMATION
        From time to time, the Series will advertise its yield and effective yield. It can be expected that these yields will fluctuate substantially.
Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Series refers to the income generated by an investment in the Series over a seven-day period (which period will be stated in the advertisement). This income is then
"annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Series is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do
                                Page 3

not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' effective yield should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy. Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., IBC's Money Fund ReportTM, Money Magazine, Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                      DESCRIPTION OF THE FUND AND SERIES
GENERAL
          The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating
Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
          Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVE
          The Series' investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
          The Series invests in U.S. dollar denominated short-term money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches or foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate and bank obligations, including those with floating and variable rates of interest, issued by domestic and foreign corporations. The Series will invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. The Series currently does not intend to invest more than 20% of its assets in foreign securities. Securities in which the Series will invest may not earn as high a level of current income as long-term or lower quality securities, which generally have less liquidity, greater market risk and more fluctuation in market value. In addition, the Series may engage in lending portfolio securities and may enter into reverse repurchase agreements. See "Appendix_
                                Page 4

Investment Techniques." During normal market conditions, at least 25% of the Series' assets will be invested in bank obligations. See "Investment Considerations and Risks."
        The Series seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Series uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below. In accordance with Rule 2a-7, the Series is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type the Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co. ("Duff"), Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Series attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Series since the Series usually does not pay brokerage commissions when it purchases short-term debt obligations. The value of the portfolio securities held by the Series will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.
BANK SECURITIES -- To the extent the Series' investments are concentrated in the banking industry, the Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Series' shares could be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.
FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect
                                Page 5

or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        The percentage of the Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
STATE INSURANCE REGULATION -- The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS -- Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
                           MANAGEMENT OF THE FUND
Investment Adviser _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.
          The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
        For the fiscal year ended December 31, 1996, the Fund paid The Dreyfus Corporation a monthly advisory fee at the annual rate of .50 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
                                Page 6

        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the State ment of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more Series and/or to purchasers to VA contracts of VLI policies.
DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Series' Custodian.
                             HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding.
The Series uses the amortized cost method of valuing its investments. See "Determination of Net Asset Value" in the Statement of Additional
Information.
                             HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating
                                Page 7

Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares dividends from net investment income on each day that the Fund determines its net asset value. Dividends usually are paid on the last calendar day of each month. The earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income, together with distributions of net realized short-term securi-
                                Page 8

ties gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Series generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1996, as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                              GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to instances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Money Market Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related
                                Page 9

thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.
                                Page 10

                                  APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments. In addition, the Series may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.
REVERSE REPURCHASE AGREEMENTS -- The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. As a result of these transactions, the Series is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
LENDING PORTFOLIO SECURITIES -- The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS -- The Series may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Series enters into the commitment, but the Series does not make payment until it receives delivery from the counterparty. The Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank. CERTAIN PORTFOLIO SECURITIES
U.S. GOVERNMENT SECURITIES -- Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities
                                Page 11

bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
REPURCHASE AGREEMENTS -- In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
BANK OBLIGATIONS -- The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER -- Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will comply with Rule 2a-7.
PARTICIPATION INTERESTS -- The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and
                                Page 12

the InterAmerican Development Bank. The percentage of the Series' assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.
ASSET-BACKED SECURITIES -- The asset-backed securities in which the Series may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.
ILLIQUID SECURITIES -- The Series may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                Page 13

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                                Page 14

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                                Page 15


Variable
Investment
Fund
Money Market Portfolio
Prospectus

Registration Mark

Copy Rights 1997,  Dreyfus Service Corporation
                                          117p050197
                                Page 16

------------------------------------------------------------------------------
PROSPECTUS                                                         MAY 1, 1997
                      DREYFUS VARIABLE INVESTMENT FUND
                           QUALITY BOND PORTFOLIO
------------------------------------------------------------------------------
        THE QUALITY BOND PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE
OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE
ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.
        THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE THE MAXIMUM AMOUNT OF CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. THE SERIES INVESTS PRINCIPALLY IN DEBT OBLIGATIONS OF CORPORATIONS, THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES, AND MAJOR U.S. BANKING INSTITUTIONS.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                                   TABLE OF CONTENTS
                                                                         Page
Condensed Financial Information.........................................   3
Description of the Fund and Series......................................   3
Management of the Fund..................................................   6
How to Buy Shares.......................................................   7
How to Redeem Shares....................................................   7
Dividends, Distributions and Taxes......................................   8
Performance Information.................................................   9
General Information.....................................................  10
Appendix................................................................  11
              Page 2

                        CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                              FINANCIAL HIGHLIGHTS
          Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series total investment return for each period indicated.


                        YEAR ENDED DECEMBER 31, ------------------------------------------------------------------------
PER SHARE DATA:                                        1990(1)      1991      1992      1993      1994      1995      1996
                                                       ------       ------    ------    ------    ------    ------    ------
  Net asset value, beginning of period.               $10.00       $10.01    $10.67    $10.94    $11.81    $10.53    $11.81
                                                       ------       ------    ------    ------    ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income-net................                  .23          .70       .92       .76       .73       .68       .66
  Net realized and unrealized gain (loss)
  on investments.......................                  .01          .66       .30       .88     (1.27)     1.42      (.31)
                                                       ------       ------    ------    ------    ------    ------    ------
  TOTAL FROM INVESTMENT OPERATIONS.....                  .24         1.36      1.22      1.64      (.54)     2.10       .35
                                                       ------       ------    ------    ------    ------    ------    ------
  DISTRIBUTIONS:
  Dividends from investment income-net.                 (.23)        (.70)     (.92)     (.76)     (.73)     (.69)     (.66)
  Dividends from net realized
  gain on investments..................                  ._           ._       (.03)     (.01)     (.01)     (.13)      ._
                                                       ------       ------    ------    ------    ------    ------    ------
  TOTAL DISTRIBUTIONS..................                 (.23)        (.70)     (.95)     (.77)     (.74)     (.82)     (.66)
                                                       ------       ------    ------    ------    ------    ------    ------
  Net asset value, end of period.......               $10.01       $10.67    $10.94    $11.81    $10.53    $11.81    $11.50
                                                       ======       ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN................              7.12%(2)       14.12%    12.09%    15.33%    (4.59%)   20.42%     3.13%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets             .15%(2)         ._-       ._-       ._-       .-_       .81%      .79%
  Ratio of net investment income
  to average net assets................              7.20%(2)        7.52%     8.54%     6.51%     7.03%     6.13%     5.86%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation       137.05%(2)       13.13%     5.33%     3.51%     1.20%      .04%       _
  Portfolio Turnover Rate..............                  ._-          ._-      9.39%   110.62%    64.80%   263.53%   258.36%
  Net assets, end of period (000's omitted)              $59         $410      $405    $4,706   $13,244   $37,447   $60,936

(1) From August 31, 1990 (commencement of operations) to December 31, 1990.
(2) Annualized.
        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                   DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcil-
                                Page 3

able conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by series.
INVESTMENT OBJECTIVE
        The Series' investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
        The Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions. At least 80% of the value of the Series' net assets will consist of obligations of corporations which, at the time of purchase by the Series, are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or determined to be of comparable quality by The Dreyfus Corporation, and of securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Series also may invest in mortgage-related securities, municipal obligations and zero coupon securities as described herein. At least 65% of the value of the Series' net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments.
        Up to 20% of the Series' assets may consist of high grade commercial paper of U.S. issuers, certificates of deposit, time deposits and bankers' acceptances, and corporate bonds which are rated in any category lower than A by both Moody's and S&P. When deemed necessary for temporary defensive purposes or in connection with loans of portfolio securities, the Series' investment in high grade commercial paper, certificates of deposit, time deposits and bankers' acceptances may exceed 20% of its assets, although the Series currently does not intend to invest more than 5% of its assets in any one of these types of instruments. Under no circumstances will the Series invest more than 20% of its assets in corporate bonds which are rated lower than A, but in no case lower than B, by both Moody's and S&P or unrated. In addition, the Series will invest no more than 5% of its assets in bonds rated Ba or B by Moody's and BB or B by S&P. The Series may invest up to 10% of its assets in securities of foreign issuers. See "Investment Considerations and Risks_Foreign Securities" below.
        The Series' annual portfolio turnover rate is not expected to exceed 300%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as lending portfolio securities. For discussion of the investment techniques and their related risks, see "Appendix_Investment Techniques_Lending Portfolio Securities" below and "Investment Objectives and Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
General _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
FIXED-INCOME SECURITIES -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Series, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated
                                Page 4

index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Series, such as those rated Baa or lower by Moody's and BBB or lower by S&P, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
Lower Rated Securities _ The Series may invest up to 5% of its assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, or as low as those rated B by Moody's or S&P (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix_Certain Portfolio Securities_ Ratings."
FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The percentage of the Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
        Use of Derivatives _ The Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include mortgage-related securities. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
MUNICIPAL LEASE/PURCHASE OBLIGATIONS -- Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of
                                Page 5

the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
STATE INSURANCE REGULATION -- The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS -- Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
                          MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The investment decisions for the Series are made by the Taxable Fixed-Income Committee of The Dreyfus Corporation, and no person is primarily responsible for making recommendations to that committee. The portfolio managers comprising the Taxable Fixed-Income Committee are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
        For the fiscal year ended December 31, 1996, the Fund paid The
Dreyfus Corporation a monthly advisory fee at the annual rate of .65 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
                                Page 6

        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.
                             HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued each business day by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                              HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating
                                Page 7

Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income monthly. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected.
Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income (including discount recognized as ordinary income, if any), together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
                                Page 8

        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                            PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' effective yield and total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Intermediate Government Corporate Bond Index, Money Magazine, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                                Page 9

                              GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to instances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Quality Bond Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.
                                Page 10

                                    APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
LENDING PORTFOLIO SECURITIES -- The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 10% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS -- The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES -- U.S. Treasury securities include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to provide investors a long term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.
          In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal
                                Page 11

must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.
MORTGAGE-RELATED SECURITIES -- Mortgage-related securities are a form of Derivative collateralized by pools of mortgages. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.
        The mortgage-related securities in which the Series may invest also include multi-class pass through certificates secured principally by mortgage loans on commercial properties. These mortgage-related securities are structured similarly to mortgage-related securities secured by pools of residential mortgages. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves large r loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.
        The Series also may invest in subordinated mortgage-related securities ("Subordinated Securities"), which are issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
        As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Series. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity
                                Page 12

which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Series' mortgage-related securities to decrease broadly, the Series' effective duration, and thus sensitivity to interest rate fluctuations, would increase. For further discussion concerning the investment considerations involved, see "Description of the Fund and Series_Investment Considerations and Risks_Fixed-Income Securities" and "Illiquid Securities" below.
MUNICIPAL OBLIGATIONS -- Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Series also may acquire call options on specific municipal obligations. The Series generally would purchase these call options to protect the Series from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
        While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Series investments. Dividends received by shareholders on Series shares which are attributable to interest income received by the Series from municipal obligations generally will be subject to Federal income tax. The Series will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Series investments. The Series currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval. FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS -- The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks,
                                Page 13

foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ZERO COUPON SECURITIES -- The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES -- The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected. RATINGS -- Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P are investment grade and regarded as having adequate capacity to pay interest and repay principal;
                                Page 14

however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                Page 15

Variable
Investment
Fund
Quality Bond
Portfolio
Prospectus

Registration Mark

Copy Rights 1997, Dreyfus Service Corporation
                                          120p050197
                                Page 16

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PROSPECTUS                                                        MAY 1, 1997
                         DREYFUS VARIABLE INVESTMENT FUND
                                SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------
        THE SMALL CAP PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE
OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE
ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT
WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.
        THE SERIES' INVESTMENT OBJECTIVE IS TO MAXIMIZE CAPITAL APPRECIATION. THE SERIES INVESTS PRINCIPALLY IN COMMON STOCKS OF DOMESTIC AND FOREIGN ISSUERS. THE SERIES WILL BE PARTICULARLY ALERT TO COMPANIES THAT THE DREYFUS CORPORATION CONSIDERS TO BE EMERGING SMALLER-SIZED COMPANIES WHICH ARE
BELIEVED TO BE CHARACTERIZED BY NEW OR INNOVATIVE PRODUCTS, SERVICES OR PROCESSES WHICH SHOULD ENHANCE PROSPECTS FOR GROWTH IN FUTURE EARNINGS.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A
VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS
IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
                                  TABLE OF CONTENTS
                                                                     Page
    Condensed Financial Information.................................  3
    Description of the Fund and Series..............................  3
    Management of the Fund..........................................  6
    How to Buy Shares...............................................  7
    How to Redeem Shares............................................  8
    Dividends, Distributions and Taxes..............................  8
    Performance Information.........................................  9
    General Information.............................................  10
    Appendix........................................................  11
 Page 2
                           CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                               FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated.
This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.

                                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
PER SHARE DATA:                                        1990(1)       1991       1992        1993      1994      1995      1996
                                                     ---------      ------     ------      ------    ------    ------    -------
  Net asset value, beginning of period.                $10.00      $10.21      $20.60      $22.71    $34.45    $36.52    $46.13
                                                     ---------      ------     ------      ------    ------    ------    -------
  INVESTMENT OPERATIONS:
  Investment income-net................                   .21(2)      .14(2)      .18(2)      .14       .17       .16        .10
  Net realized and unrealized gain on investments         .--       15.85(2)    13.10(2)    14.93      2.50     10.54       7.53
                                                     ---------      ------     ------      ------    ------    ------    -------
  TOTAL FROM INVESTMENT OPERATIONS.....                   .21(2)    15.99(2)    13.28(2)    15.07      2.67     10.70       7.63
                                                     ---------      ------     ------      ------    ------    ------    -------
  DISTRIBUTIONS:
  Dividends from investment income-net.                   .--        (.15)       (.15)       (.14)     (.16)     (.18)      (.10)
  Dividends in excess of investment income-net            .--         .--         .--        (.01)      .--       .--        .--
  Dividends from net realized gain on investments         .--       (5.45)     (11.02)      (3.18)     (.33)     (.91)     (1.51)
  Dividends in excess of net realized gain
  on investments.......................                   .--         .--         .--         .--      (.11)      .--       (.07)
                                                     ---------      ------     ------      ------    ------    ------    -------
  TOTAL DISTRIBUTIONS..................                   .--       (5.60)     (11.17)      (3.33)     (.60)    (1.09)     (1.68)
                                                     ---------      ------     ------      ------    ------    ------    -------
  Net asset value, end of period.......                $10.21     $ 20.60      $22.71      $34.45    $36.52    $46.13     $52.08
                                                     ---------      ------     ------      ------    ------    ------    -------
TOTAL INVESTMENT RETURN................                  2.10%(3)  159.73%      71.28%      68.31%     7.75%    29.38%     16.60%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                 .34%(3)    1.16%        .94%        .25%      .55%      .83%       .79%
  Ratio of net investment income to
  average net assets...................                  2.10%(3)     .77%        .76%        .89%     1.18%      .54%       .24%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation            84.84%(3)    3.64%       2.29%       1.79%      .52%      .--        .--
  Portfolio Turnover Rate..............                   .--      388.70%     358.27%     244.59%   106.00%    99.02%     89.10%
  Average commission rate paid(4)......                   .--         .--         .--         .--       .--       .--     $.0571
  Net assets, end of period (000's omitted)            $36        $1,554       $2,679    $18,337   $173,215  $543,281   $960,365

(1)  From August 31, 1990 (commencement of operations) to December 31, 1990.
(2)  Based on average shares outstanding.
(3)  Not annualized.
(4) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
    Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                         Description of the Fund and Series
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no
                 Page 3
responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. INVESTMENT OBJECTIVE
        The Series' the investment objective is to maximize capital appreciation. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
        The Series seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. During periods The Dreyfus Corporation judges to be of market strength, the Series will act aggressively to increase shareholders' capital by investing principally in common stocks (some of which may be dividend paying) of domestic and foreign issuers. Under normal market conditions, the Series will invest at least 65% of its total assets in companies, both domestic and foreign, with market capitalizations of less than $1.5 billion at the time of purchase which the Series believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Series also will make investments based on prospective economic or political changes. Further, the Series will invest in special situations such as corporate restructurings, mergers or acquisitions, thereby seeking out undervalued securities.
        The Series may invest up to 25% of the value of its assets in the common stocks of foreign companies which are not publicly traded in the United States. The Series currently does not intend to invest more than 20% of its assets in foreign securities. See "Investment Considerations and Risks -- Foreign Securities" below.
        The Series also may invest in debt securities rated as low as the lowest rating assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), and in unrated debt securities, which have special risks. See "Investment Considerations and Risks --Fixed-Income Securities" and "_ Lower Rated Securities" below.
        While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix -- Certain Portfolio Securities -- Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Series' annual portfolio turnover rate is expected to exceed
100%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as lending portfolio securities, foreign currency transactions and, to a limited extent, short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objectives and Management Policies -- Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to
              Page 4
undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
        The securities of the smaller companies in which the Series may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FIXED-INCOME SECURITIES -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Series, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Series may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix _ Certain Portfolio Securities _ Ratings" below and "Appendix" in the Statement of Additional Information.
LOWER RATED SECURITIES--The Series may invest a portion of its assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, or as low as the lowest rating assigned by Moody's or S&P (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix -- Certain Portfolio Securities -- Ratings."
FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The percentage of the Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
                Page 5
FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix -- Investment Techniques -- Foreign Currency Transactions."
STATE INSURANCE REGULATION -- The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS -- Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
                          Management of the Fund
INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio managers are Hilary R. Woods and Paul Kandel. They have held that position since October 1996 and have been employed by The Dreyfus Corporation since 1987 and 1994, respectively. Prior to joining The Dreyfus Corporation, Mr. Kandel was a Manager at Ark Asset Management for two years; prior thereto he was an Assistant Vice President at Bankers Trust Company for four years. The Series' other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
                  Page 6
        For the fiscal year ended December 31, 1996, the Fund paid The
Dreyfus Corporation a monthly investment advisory fee at the annual rate of
 .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for a ny amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Series may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.
                               How to Buy Shares
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding.
The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information
                  Page 7
regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                            How to Redeem Shares
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                      Dividends, Distributions and Taxes
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected.
Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
                  Page 8
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1996, as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                            Performance Information
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return basis.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc.,
                   Page 9
Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                             General Information
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to instances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Small Cap
Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, a new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.
                  Page 10
                                   APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
SHORT-SELLING -- The Series may make short sales "against the box," in which the Series enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box.
BORROWING MONEY -- The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Series' total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
LENDING PORTFOLIO SECURITIES -- The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 10% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
        FORWARD COMMITMENTS -- The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
          Page 11
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES -- Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS -- A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount may be warrants which are not listed on the New York or American Stock Exchange. FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the
Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTs--The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
                 Page 12
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer then seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ZERO COUPON SECURITIES -- The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES -- The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected. RATINGS -- The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH
              Page 13
THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH,
OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                  Page 14
                   [This Page Intentionally Left Blank]
                  Page 15

Variable
Investment
Fund
Small Cap Portfolio
Prospectus

Registration Mark

Copy Rights 1997, Dreyfus Service Corporation
                                          121p050197
            Page 16

-------------------------------------------------------------------------------
PROSPECTUS                                                        MAY 1, 1997
                         DREYFUS VARIABLE INVESTMENT FUND
                          SMALL COMPANY STOCK PORTFOLIO
-------------------------------------------------------------------------------
        THE SMALL COMPANY STOCK PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT
WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.
        THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS
THAT ARE GREATER THAN THE TOTAL RETURN PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS IN THE AGGREGATE, AS REPRESENTED BY THE RUSSELL 2500trademark INDEX.
THE SERIES INVESTS PRIMARILY IN A PORTFOLIO OF EQUITY SECURITIES OF SMALL- TO MEDIUM-SIZED DOMESTIC ISSUERS, WHILE ATTEMPTING TO MAINTAIN VOLATILITY AND DIVERSIFICATION SIMILAR TO THAT OF THE RUSSELL 2500trademark INDEX.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A
VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS
IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
                                  TABLE OF CONTENTS
                                                                        Page
           Condensed Financial Information...................            3
           Description of the Fund and Series................            3
           Management of the Fund............................            6
           How to Buy Shares.................................            7
           How to Redeem Shares..............................            8
           Dividends, Distributions and Taxes................            8
           Performance Information...........................            9
           General Information...............................            10
           Appendix..........................................            11
              Page 2
                        CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and the report of independent auditors accompany the Statement of Additional Information, available upon request.
                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period April 30, 1996 (commencement of operations) to December 31, 1996. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating
Insurance Companies, the inclusion of which would reduce the Series' total investment return for the period indicated.

PER SHARE DATA:
  Net asset value, beginning of period.................  $12.50
                                                        -------
  INVESTMENT OPERATIONS:
  Investment income-net................................     .05
  Net realized and unrealized gain
  on investments.......................................    1.03
                                                        -------
  TOTAL FROM INVESTMENT OPERATIONS.....................    1.08
                                                        -------
  DISTRIBUTIONS:
  Dividends from investment income-net.................    (.05)
  Dividends from net realized gain investments.........    (.01)
                                                         -------
  TOTAL DISTRIBUTIONS..................................     .06
                                                         -------
  Net asset value, end of period.......................  $13.52
                                                         =======
TOTAL INVESTMENT RETURN................................    8.73%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............     .75%(1)
  Ratio of net investment income to
  average net assets...................................     .39%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation...............     .19%(1)
  Portfolio Turnover Rate..............................   35.68%(1)
  Average commission rate paid(3)......................  $.0412
  Net assets, end of period (000's omitted)............  $8,148
(1)  Not annualized.
(2)  Calculated based on net asset
value on the close of business on May 1, 1996 (commencement of initial offering) to December 31, 1996.
(3)  The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
        Further information about the Series' performance is contained in the Series' annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                   DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the
Series' assets which could adversely affect the Series' net asset value per share.
                      Page 3
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVE
        The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by Russell 2500trademark Index.* The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. MANAGEMENT POLICIES
        The Series invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500trademark Index. The Russell 2500trademark Index is composed of common stocks issued by small- and medium-sized companies, typically with market capitalizations between $100 million and $3 billion. The Series will invest in the securities of such issuers that are considered by The Dreyfus Corporation to offer above-average growth potential. The Series also may invest in initial public offerings of stock when The Dreyfus Corporation determines that such offerings provide above-average short-term appreciation opportunities. The equity securities in which the Series invests consist of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of American Depositary Receipts. The Series also may invest up to 20% of its assets in foreign securities. See "Investment Considerations and Risks_Foreign Securities" below.
        While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix--Certain Portfolio Securities--Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest its entire portfolio in money market instruments.
        The Series' annual portfolio turnover rate is not expected to exceed 100%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as lending portfolio securities, foreign currency transactions, and options and futures transactions, and may enter into reverse repurchase agreements. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objectives and Management Policies"in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information for
a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
        The securities of the smaller companies in which the Series invests may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
------------------------
* Russell 2500trademark is a trademark of Frank Russell Company. The Series is not sponsored, endorsed, sold or promoted by Frank Russell Company.
                   Page 4
FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."
USE OF DERIVATIVES -- The Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.
The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
STATE INSURANCE REGULATION -- The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS -- Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
                Page 5
                            MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is James Wadsworth. He has held that position since the Series commenced operations. In addition to being a portfolio manager with The Dreyfus Corporation, Mr. Wadsworth also has been employed by Laurel Capital Advisors, an affiliate of The Dreyfus Corporation, since October 1990, and has been Chief Investment Officer of Laurel Capital Advisors since June 1994. Mr. Wadsworth also is a First Vice President of Mellon, where he has been employed since 1977. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.
        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. For the period from April 30, 1996 (commencement of operations) to December 31, 1996, the Fund paid The Dreyfus Corporation a monthly advisory fee at the effective annual rate of .47 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Series may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
                     Page 6
EXPENSES -- All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus
Corporation or a sub-investment adviser. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any sub-investment adviser or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.
DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.
                             HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as
                    Page 7
determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.
                       HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected.
Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses a re accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions mad e to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
                       Page 8
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in certain cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal Income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                       PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance. Companies under their VA contracts or VLI policies. The effective yield and total return of the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc.,
                     Page 9
Russell 2500trademark Index, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                           GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to instances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Small Company
Stock Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.
                          Page 10
                              APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
BORROWING MONEY -- The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments. In addition, the Series may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.
REVERSE REPURCHASE AGREEMENTS -- The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. As a result of these transactions, the Series is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
USE OF DERIVATIVES -- The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series --
Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purpos-
                Page 11
es if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES -- The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS -- The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES -- Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS -- A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants pur-
                  Page 12
chased by the Series that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange.
DEPOSITARY RECEIPTS -- The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the
Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTs--The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer then seven days) at a stated interest rate.
                Page 13
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group ("S&P"), F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A-by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
INVESTMENT COMPANIES -- The Series may invest in securities issued by investment companies. Under the 1940 Act, the Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
ZERO COUPON -- The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES -- The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                 Page 14
                      [This Page Intentionally Left Blank]
                 Page 15

Variable
Investment
Fund
Small Company Stock
Portfolio
Prospectus

Registration Mark

Copy Rights 1997, Dreyfus Service Corporation
                                          151p050197
                 Page 16

-------------------------------------------------------------------------------
PROSPECTUS                                                        MAY 1, 1997
                      DREYFUS VARIABLE INVESTMENT FUND
                         ZERO COUPON 2000 PORTFOLIO
-------------------------------------------------------------------------------
        THE ZERO COUPON 2000 PORTFOLIO (THE "SERIES") IS A SEPARATE
DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT
WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.
        THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE AS HIGH AN INVESTMENT RETURN AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE SERIES INVESTS PRIMARILY IN DEBT OBLIGATIONS OF THE U.S. TREASURY THAT HAVE BEEN STRIPPED OF THEIR UNMATURED INTEREST COUPONS, INTEREST COUPONS THAT HAVE BEEN STRIPPED
FROM DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY, RECEIPTS AND CERTIFICATES FOR SUCH STRIPPED DEBT OBLIGATIONS, AND STRIPPED COUPONS AND ZERO COUPON SECURITIES ISSUED BY DOMESTIC CORPORATIONS. THE SERIES' ASSETS WILL CONSIST PRIMARILY OF PORTFOLIO SECURITIES WHICH WILL MATURE ON OR ABOUT DECEMBER 31, 2000, AT WHICH TIME IT IS EXPECTED THAT THE PORTFOLIO WILL BE LIQUIDATED.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A
VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS
IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
-------------------------------------------------------------------------------
THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
                                  TABLE OF CONTENTS
                                                                      Page
          Condensed Financial Information...................            3
          Description of the Fund and Series................            3
          Management of the Fund............................            7
          How to Buy Shares.................................            8
          How to Redeem Shares..............................            8
          Dividends, Distributions and Taxes................            9
          Performance Information...........................            9
          General Information...............................            10
          Appendix..........................................            12
                 Page 2
                        CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated.
This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.

                                                                                     YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
PER SHARE DATA:                                             1990(1)      1991      1992      1993      1994      1995      1996
                                                            -------     ------    ------    ------    ------    ------    ------
  Net asset value, beginning of period.                     $10.00      $10.45    $11.64    $11.77    $12.57    $11.39    $12.70
                                                            -------     ------    ------    ------    ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income-net................                        .22         .76       .83       .79       .69       .69       .68
  Net realized and unrealized gain (loss) on investments       .45        1.25       .15       .96     (1.18)     1.31      (.36)
                                                            -------     ------    ------    ------    ------    ------    ------
  TOTAL FROM INVESTMENT OPERATIONS.....                        .67        2.01      .98       1.75      (.49)     2.00       .32
                                                            -------     ------    ------    ------    ------    ------    ------
  DISTRIBUTIONS:
  Dividends from investment income-net.                       (.22)       (.76)     (.84)     (.78)     (.68)     (.69)     (.68)
  Dividends from net realized
  gain on investments..................                        .--        (.06)     (.01)     (.17)     (.01)      .--      (.05)
                                                            -------     ------    ------    ------    ------    ------    ------
  TOTAL DISTRIBUTIONS..................                       (.22)       (.82)     (.85)     (.95)     (.69)     (.69)     (.73)
                                                            -------     ------    ------    ------    ------    ------    ------
  Net asset value, end of period.......                     $10.45      $11.64    $11.77    $12.57    $11.39    $12.70    $12.29
                                                            =======     ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN................                      20.09(2)    20.09%     8.87%    15.19%    (3.91%)   17.95%     2.59%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                      .70%(2)     .72%      .64%      .--       .--       .68%      .66%
  Ratio of net investment income to
  average net assets...................                       8.03%(2)    7.41%     7.15%     6.21%     6.04%     5.73%     5.54%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation                 81.13%(2)    5.04%     2.28%     2.43%     1.05%      .03%      .-_
  Portfolio Turnover Rate..............                        .--       42.82%     3.08%   106.35%      .--     49.43%    98.28%
  Net assets, end of period (000's omitted)                   $155      $1,296    $1,362    $5,696   $10,913   $22,291   $31,796

(1)  From August 31, 1990 (commencement of operations) to December 31, 1990.
(2)  Annualized.
        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                          DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
                   Page 3
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVE
        The Series' investment objective is to provide as high an investment return as is consistent with the preservation of capital. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
        The Series invests in a portfolio consisting primarily (but currently not anticipated to be in excess of 55% of the Series' assets) of debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. Government trust certificates (collectively, "Stripped Treasury Securities"). See "Appendix_Certain Portfolio Securities_Stripped Treasury Securities." The Series also may purchase other zero coupon securities issued by the U.S. Government and its agencies and instrumentalities, by a variety of tax exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities"). In addition, the Series may purchase zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities"). Stripped Corporate Securities held by the Series will be rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). In addition, the Series may purchase stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often guaranteed subsidiaries of domestic corporations. The Series may invest up to 25% of its assets in securities of foreign issuers. At the present time, the Series does not intend to invest more than 20% of its assets in securities of foreign issuers. See "Investment Considerations and Risks_Foreign Securities." To the extent that a liquid secondary market is not available for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities or stripped Eurodollar obligations, the Series will invest no more than 15% of its net assets in such securities and in other securities that are illiquid. For a further discussion concerning Stripped Securities, including stripped Eurodollar obligations, see "Investment Considerations and Risks -- Special Considerations Relating to Stripped Securities" below.
        Stripped Treasury Securities, Stripped Government Securities,
Stripped Corporate Securities and stripped Eurodollar obligations are referred to collectively herein as "Stripped Securities." The Zero Coupon
2000 Portfolio is so designated because at least 65% of the value of its assets will consist of portfolio securities which will mature on or about December 31, 2000.
        In addition to investing at least 65% of its net assets in Stripped Securities, the Series also will purchase interest-bearing U.S. Government securities and other money market instruments held for the purpose of providing income with which to pay the expenses of the Series and to provide funds with which to meet redemption requests.
        There can be no assurance that the Series' objective can be met if Series shares are redeemed prior to maturity of the underlying Stripped Securities because market prices of the Stripped Securities before maturity will vary with changes in interest rates. Stripped Securities, including stripped Eurodollar obligations, do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial (or "deep") discount from their face amounts. The market value of Stripped Securities, and therefore of the shares of the Series, will fluctuate with changes in inter-
                      Page 4
est rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund consisting of debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period to maturity.
        On December 31, 2000, the maturity date for the Series, the portfolio will be liquidated. Some of the Series' portfolio securities may mature up to several months earlier than the planned maturity date of the Series. Attempts will be made to match the maturity dates of the portfolio assets with the Series' maturity date as closely as possible, but securities may be purchased with earlier maturities where additional revenue for the Series may be achieved by such purchases. Prior to December 31, 2000, shareholders will be informed of the liquidation of the Series and will be offered the opportunity to exchange their investment upon maturity for another Series of the Fund. In the event the Series has not received instructions from shareholders as to the disposition of funds upon maturity of the Series, such funds will be invested automatically in the Fund's Money Market Portfolio.
        The Series' annual portfolio turnover rate is not expected to exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their relative risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies _Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The net asset value per share should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the
Statement of Additional Information for a further discussion of certain risks.
SPECIAL CONSIDERATIONS RELATING TO STRIPPED SECURITIES -- A Stripped Security is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. The discount from face value at which Stripped Securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. Because the discount from face value is known at the time of investment, investors holding Stripped Securities until maturity know the total amount of their investment return at the time of investment. In contrast, a portion of the total realized return from conventional interest-paying obligations comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investment's total return is uncertain even for investors holding the securities to their maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With Stripped Securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the Stripped Securities to maturity.
        Stripped Securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer, which may be more or less than the securities' value. The market prices of Stripped Securities are generally more volatile than the market prices of securities that pay interest periodically and, accordingly, are likely to respond to a greater degree to changes in interest rates than do other debt obligations having similar maturities and credit quality characteristics. As a result, the net asset value of shares of the Series may fluctuate over a greater range than shares of other mutual funds that invest in obligations of the U.S.
Government or corporations having similar maturities but that make current distributions of interest.
        As an open-end investment company, the Series will be issuing new shares and will be required to redeem its shares upon the request of any shareholder at the net asset value next determined after receipt of the
                Page 5
request. However, because of the price volatility of Stripped Securities prior to maturity, a shareholder who redeems shares may realize an amount that is less or greater than the entire amount initially invested. Accordingly, the Series may not be appropriate for investors that expect to have a current need for income from the investment or wish to liquidate their investment prior to December 31, 2000.
        Each year the Series will be required to accrue an increasing amount of income on its Stripped Securities. To maintain its tax status as a regulated investment company and to avoid imposition of excise taxes, however, the Series will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income derived from its Stripped Securities for which it receives no payments in cash prior to their maturity.
        The Series cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain Stripped Securities to pay expenses or dividends or to meet redemptions at times and at prices that might be disadvantageous, or, alternatively, to invest assets received from new purchases at prevailing interest rates, which would expose the Series to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Fund's Board. In accordance with such guidelines, The Dreyfus Corporation will monitor the Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. FIXED-INCOME SECURITIES -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Series, such as those rated Baa by Moody's and BBB by S&P, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
USE OF DERIVATIVES -- The Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.
The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_ Derivatives" in the Statement of Additional Information.
STATE INSURANCE REGULATION -- The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS--Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
              PAGE 6
                           MANAGEMENT OF THE FUND
INVESTMENT ADVISER--The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Gerald E. Thunelius. He has held that position since March 1997 and has been a portfolio manager of the Series since June 1994. Mr. Thunelius has been employed by The Dreyfus Corporation since September 1989. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.
        For the fiscal year ended December 31, 1996, the Fund paid The
Dreyfus Corporation an advisory fee at the annual rate of .45 of 1% of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fee and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Series may be conducted through Dreyfus Investment Services Corporations, an affiliate of the Dreyfus Corporation, in accordance with procedures adopted by the Fund's Broad. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
Distributor_The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.
                  PAGE 7
                               HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. Individuals may not place orders directly with the Fund. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued each business day by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                            HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
              PAGE 8
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income monthly. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the the Internal
Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryover s, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                        PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating
                    PAGE 9
current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        In addition, the Series will calculate on each business day its anticipated growth rate, which is the annualized rate of growth investors may expect from the time they purchase a share until the Series' target date. The anticipated growth rate cannot be guaranteed, as it involves certain assumptions about variable factors such as reinvestment of dividends and distributions, the Series' expense ratio and portfolio composition. The rate will vary from day-to-day due to changes in interest rates and other market factors affecting the value of the Series' investments. Furthermore, differences in the price changes of securities with different maturities can affect investment return, as can the skill of the investment adviser in managing the Series. Under certain circumstances, shareholder redemptions also could affect the anticipated growth rate. See "Description of the Fund and Series -- Investment Considerations and Risks -- Special Considerations Relating to Stripped Securities."
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' effective yield and total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications.
                           GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI
                   PAGE 10
policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Zero Coupon 2000 Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Fund and the market values thereof as determined by the Series Board and will provide other information about the Fund and its operations.
              PAGE 11
                                APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Series' total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
USE OF DERIVATIVES -- The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series --
Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES -- The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 20% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series
                  PAGE 12
might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series. FORWARD COMMITMENTS -- The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Each Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments will be established and maintained at the Fund's custodian bank. At no time will a Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES -- U.S. Treasury Securities include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to protect investors against inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if the rate of inflation increases, the principal and interest payments on the TIPS also increase, protecting investors from inflationary loss.
During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not decrease below its face amount at maturity.
          In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if the rate of inflation rises will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.
STRIPPED TREASURY SECURITIES -- Stripped Treasury Securities are U.S.
Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons.
        Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.
        Stripped Treasury Securities will include one or more of the following types of securities: (a) U.S. Treasury debt obligations originally issued as bearer coupon bonds which have been stripped of their unmatured interest coupons, (b) coupons which have been stripped from U.S. Treasury bonds, either of which may be held through the Federal Reserve Bank's book entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or "Coupon Under Book-Entry Safekeeping" ("CUBES"), and (c) receipts or certificates for stripped U.S. Treasury debt obligations evidencing ownership of future interest or principal payments on U.S.
Treasury notes or bonds which are direct obligations of the United
                  PAGE 13
States. The receipts or certificates must be issued in registered form by a major bank which acts as custodian and nominal holder of the underlying stripped U.S. Treasury obligation (which may be held by it either in physical or in book-entry form). See "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information. STRIPPED CORPORATE SECURITIES -- Stripped Corporate Securities consist of corporate debt obligations issued by domestic corporations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped Corporate Securities purchased by the Series will be rated at least Baa by Moody's or BBB by S&P's. With respect to other features of Stripped Corporate Securities, such as sales at deep discounts, see "Stripped Treasury Securities" above and "Description of the Fund and Series _ Investment Considerations and Risks -- Special Considerations Relating to Stripped Securities."
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- The Series may invest in obligations issued or guaranteed by one of more foreign governments or any of their political subdivisions that are determined by The Dreyfus Corporation (and, if applicable, the Series' sub-investment adviser) to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the
Asian Development Bank and the InterAmerican Development Bank and InterAmerican Development Bank.
MONEY MARKET INSTRUMENTs -- The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
                    Page 14
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ILLIQUID SECURITIES-- The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
RATINGS -- Obligations rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                     Page 15

Variable
Investment
Fund
Zero Coupon 2000
Portfolio
Prospectus

Registration Mark

Copy Rights 1997, Dreyfus Service Corporation
                                          119p050197
                     Page 16